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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LEAP THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Leap Therapeutics, Inc.
47 Thorndike Street, Suite B1-1
Cambridge, MA 02141

February 10, 2020

Dear Fellow Stockholders:

        You are cordially invited to attend a special meeting (the "Special Meeting") of the stockholders of Leap Therapeutics, Inc. (the "Company," "Leap," or "we"), which will be held at Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 on March 5, 2020, at 11 a.m. local time.

        On January 3, 2020, we entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with institutional investors named therein (collectively, the "Purchasers," and each, a "Purchaser"), providing for a private placement transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to which we sold 1,421,801 shares of the Company's Series A Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"), at a purchase price of $10.54 per share, and 1,137,442 shares of the Company's Series B Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, par value $0.001 per share (the "Series B Preferred Stock", and, together with the Series A Preferred Stock, the "Mandatorily Convertible Preferred Stock") at a purchase price of $10.55 per share, and 1 share of the Company's Special Voting Stock, par value $0.001 (the "Special Voting Stock") entitling the Purchaser of Series A Preferred Stock to elect one member of the Company's Board of Directors (the "Board"), for aggregate gross proceeds to the Company of approximately $27 million (the "Financing Transaction"). This Financing Transaction has improved our cash position which has allowed us to continue development of our clinical program, DKN-01.

        Subject to approval by the Company's stockholders at the Special Meeting, the Series A Preferred Stock will be automatically converted into (i) pre-funded warrants (the "Pre-Funded Warrants") to purchase 14,218,010 shares of the Company's Common Stock, par value $0.001 (the "Common Stock"), in the form attached hereto as Annex B and (ii) warrants to purchase an aggregate of either (x) 14,218,010 Pre-Funded Warrants or (y) 14,218,010 shares of Common Stock (or Pre-Funded Warrants) at an exercise price of $2.11 per share of Common Stock (or Pre-Funded Warrants) in the form attached hereto as Annex C (the "Series A Coverage Warrants"). Subject to approval by the Company's stockholders, the Series B Preferred Stock will be automatically converted into (i) an aggregate of 11,374,420 shares of Common Stock and (ii) warrants to purchase an aggregate of 11,374,420 shares of the Common Stock at an exercise price of $2.11 per share in the form attached hereto as Annex D (the "Series B Coverage Warrants", and, together with the Series A Coverage Warrants, the "Coverage Warrants").

        Our Board has called this special meeting, among other purposes, to ask our stockholders to consider, vote upon and approve (i) a proposal to amend (the "Charter Amendment") the Company's Third Amended and Restated Certificate of Incorporation (the "Charter") to increase the number of shares of Common Stock that the Company is authorized to issue from one hundred ten million (110,000,000) shares to two hundred fifty million (250,000,000) shares; (ii) a proposal to issue (1) Common Stock and Pre-Funded Warrants, as applicable, upon the conversion of the Mandatorily Convertible Preferred Stock, (2) Coverage Warrants upon the conversion of the Mandatorily Convertible Preferred Stock, and (3) Common Stock upon the exercise of the Pre-Funded Warrants and the Coverage Warrants, in each case for purposes of Rule 5635 of the Nasdaq Stock Market Rules (the "Private Placement Issuance Proposal"), and (iii) a proposal to adjourn the Special Meeting if the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposals 1 and 2, our proxy holders may move to continue, adjourn or postpone the Special Meeting at that time in order to enable our Board to solicit additional proxies (the "Adjournment Proposal, and, together with the Private Placement Issuance Proposal and the Charter Amendment, the "Stockholder Proposals").

        Contemporaneously with the execution and delivery of the Purchase Agreement, as a condition and inducement to the Purchasers' willingness to enter into the Purchase Agreement, the Company and certain stockholders of the Company (the "Voting Agreement Stockholders") collectively holding 35.49% of the Company's outstanding Common Stock executed and delivered voting agreements (the "Voting Agreements"), pursuant to which each Voting Agreement Stockholder agreed, in any annual, special or adjourned meeting of the stockholders of the Company at which the Charter Amendment Proposal and the Private Placement Issuance Proposal are presented to the Company's stockholders for approval, that it will vote, by proxy or otherwise, all of its shares of voting capital stock of the Company (i) in favor of the Charter Amendment Proposal and the Private Placement Issuance Proposal and such other matters as may be necessary or advisable to consummate the Financing Transaction, and (ii) against the approval or adoption of any proposal made in opposition to, or in competition with, the Charter Amendment Proposal and the Private Placement Issuance Proposal or the Financing Transaction, and against any other action that is intended, or could reasonably be expected, to otherwise materially impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Financing Transaction.

        The accompanying proxy statement provides you with detailed information about the Special Meeting and the Stockholder Proposals to be voted on at the Special Meeting. We encourage you to read carefully the entire proxy statement. You also may obtain additional information about the Company and the Financing Transaction from documents we have filed with the Securities and Exchange Commission, including the form of Purchase Agreement, the form of Pre-Funded Warrant, the form of Series A Coverage Warrant, the form of Series B Coverage Warrant and the Voting Agreement.

        The Stockholder Proposals must be approved by a majority of the voting power of our outstanding shares of Common Stock present in person or by proxy at the Special Meeting. Our Board unanimously recommends that stockholders vote in favor of the Stockholder Proposals.

        Only stockholders of record at the close of business on January 17, 2020 are entitled to notice of, and to vote at, the Special Meeting, including any postponement thereof with respect to the Proposals.

        Your vote is very important regardless of the number of shares of Common Stock that you own.    Whether or not you expect to attend the Special Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the Special Meeting. Returning the proxy does not deprive you of your right to attend the Special Meeting and to vote your shares in person.

        Thank you for your cooperation and continued support.

Sincerely,
/s/ CHRISTOPHER K. MIRABELLI, PH.D. Christopher K. Mirabelli, Ph.D. Chief Executive Officer, President and Chairman February 10, 2020

Leap Therapeutics, Inc.
47 Thorndike Street, Suite B1-1
Cambridge, MA 02141

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on March 5, 2020

To the Stockholders of Leap Therapeutics, Inc.:

        NOTICE IS HEREBY GIVEN that a special meeting (the "Special Meeting") of the stockholders of Leap Therapeutics, Inc., a Delaware corporation (the "Company," "Leap," or "we"), will be held at Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 on March 5, 2020, at 11 a.m. local time for the following purposes:

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  Approval of Charter Amendment.  To consider and vote upon a proposal, which we refer to as the "Charter Amendment," to amend the Company's Third Amended and Restated Certificate of Incorporation (the "Charter") to increase the number of shares of Common Stock that the Company is authorized to issue from one hundred ten million (110,000,000) shares to two hundred fifty million (250,000,000) shares.

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  Approval of Private Placement Issuance Proposal.  To consider and vote upon a proposal, which we refer to as the "Private Placement Issuance Proposal," to issue (1) Common Stock and Pre-Funded Warrants, as applicable, upon the conversion of the Mandatorily Convertible Preferred Stock, (2) Coverage Warrants upon the conversion of the Mandatorily Convertible Preferred Stock, and (3) Common Stock upon the exercise of the Pre-Funded Warrants and the Coverage Warrants, in each case for purposes of Rule 5635 of the Nasdaq Stock Market Rules.

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  Authorization to Adjourn the Special Meeting.  If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposals 1 and 2, our proxy holders may move to continue, adjourn or postpone the Special Meeting at that time in order to enable our board of directors to solicit additional proxies, which we refer to as the "Adjournment Proposal."

        The Company and the Voting Agreement Stockholders collectively holding 35.49% of the Company's outstanding Common Stock executed and delivered the Voting Agreements, pursuant to which each Voting Agreement Stockholder agreed, in any annual, special or adjourned meeting of the stockholders of the Company at which the Charter Amendment Proposal and the Private Placement Issuance Proposal are presented to the Company's stockholders for approval, that it will vote, by proxy or otherwise, all of its shares of voting capital stock of the Company (i) in favor of the Charter Amendment Proposal and the Private Placement Issuance Proposal and such other matters as may be necessary or advisable to consummate the Financing Transaction, and (ii) against the approval or adoption of any proposal made in opposition to, or in competition with, the Charter Amendment Proposal and the Private Placement Issuance Proposal or the Financing Transaction, and against any other action that is intended, or could reasonably be expected, to otherwise materially impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Financing Transaction.

        The Company's Board unanimously recommends that the stockholders vote "FOR" the Charter Amendment, the Private Placement Issuance Proposal and the Adjournment Proposal.

        The Board has fixed the close of business on January 17, 2020 as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting. Therefore, each outstanding share of Common Stock (listed on The Nasdaq Global Market under the symbol "LPTX") entitles the holder of record of such shares at the close of business on January 17, 2020 to receive notice of, and to vote at, the Special Meeting or postponement of the Special Meeting.

        The accompanying proxy is solicited by the Board and the accompanying proxy statement provides a detailed description of the Charter Amendment and the Private Placement Issuance Proposal. We urge you to read the accompanying proxy statement, including any annexes, and the other reports and accompanying exhibits that we have filed with the Securities and Exchange Commission relating to the Financing Transaction and which are incorporated into the proxy statement by reference.

        All stockholders as of the record date, or their duly appointed proxies, may attend the Special Meeting. If you attend, you will be asked to present valid picture identification such as a driver's license or passport. If your Common Stock is held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and this proxy statement is being forwarded to you by your broker or nominee. As a result, your name does not appear on our list of stockholders. If your Common Stock is held in street name, in addition to picture identification, you should bring with you a letter or account statement showing that you were the beneficial owner of the shares on the record date, in order to be admitted to the Special Meeting. A list of stockholders entitled to vote at the meeting will be available for examination by stockholders at the time and place of the meeting and, during ordinary business hours, for a period of ten days prior to the Special Meeting at the Company's principal place of business at 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141.

        Enclosed are our proxy statement and a proxy card. Your vote is very important. Whether or not you expect to attend the Special Meeting, we urge you to vote your shares by internet, telephone, or by signing, dating and returning the proxy card included in these materials as promptly as possible to ensure your representation at the Special Meeting. If you choose to attend the Special Meeting, you may still vote your shares in person, even if you have previously voted or returned your proxy by any of the methods described in our proxy statement. If your shares are held in street name in a bank or brokerage account, please refer to the materials provided by your bank, broker or other nominee for voting instructions.

        All stockholders are extended a cordial invitation to attend the Special Meeting.

By Order of the Board of Directors,
/s/ CHRISTOPHER K. MIRABELLI, PH.D. Christopher K. Mirabelli, Ph.D. Chief Executive Officer, President and Chairman Cambridge, Massachusetts February 10, 2020

SPECIAL NOTE ABOUT FORWARD-LOOKING STATEMENTS

        This proxy statement includes estimates, projections and statements relating to our business plans and objectives that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. The events described in forward-looking statements contained in this proxy statement and documents incorporated herein by reference may not occur. Generally, these statements relate to our business plans or strategies, projected or anticipated benefits or other consequences of our plans or strategies, financing plans, projected or anticipated benefits from acquisitions that we may make, or projections involving anticipated revenues, earnings or other aspects of our operating results or financial position, and the outcome of any contingencies. Any such forward-looking statements are based on current expectations, estimates and projections of management. We intend for these forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements. Words such as "may," "expect," "believe," "anticipate," "project," "plan," "intend," "estimate," and "continue," and their opposites and similar expressions are intended to identify forward-looking statements. We caution you that these statements are not guarantees of future performance or events and are subject to a number of uncertainties, risks and other influences.

        Forward looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward looking statements. We believe that these factors include, but are not limited to, the following: our ability and plan to develop and commercialize DKN-01; the status, timing and results of preclinical studies and clinical trials; the potential benefits of DKN-01; the timing of our product candidate development programs; our ability to obtain and maintain regulatory approval of our product candidates; our estimates of expenses and future revenues and profitability; our estimates regarding our capital requirements and our needs for additional financing; our estimates of the size of the potential markets for DKN-01; our ability to attract collaborators with acceptable development, regulatory and commercial expertise; the benefits to be derived from any collaborations, license agreements, and other acquisition efforts, including those relating to the development and commercialization of DKN-01; sources of revenues and anticipated revenues, including contributions from any collaborations or license agreements for the development and commercialization of products; our ability to create an effective sales and marketing infrastructure if we elect to market and sell DKN-01 directly; the rate and degree of market acceptance of DKN-01; the timing and amount of reimbursement for DKN-01; the success of other competing therapies that may become available; the manufacturing capacity for DKN-01; our intellectual property position; our ability to maintain and protect our intellectual property rights; our results of operations, financial condition, liquidity, prospects, growth and strategies; changes in the industry in which we operate and the trends that effect the industry; and the ability of the Company to effect the Charter Amendment.

        Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in "Risk Factors" and "Management's Discussion and Analysis" sections of our annual report on Form 10-K for the year ended December 31, 2018 and in our updates to those risk factors in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Except as otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether from new information, future events or otherwise.

        DKN-01 is an investigational drug undergoing clinical development and have not been approved by the U.S. Food and Drug Administration (the "FDA"), nor been submitted to the FDA for approval. DKN-01 has not been, and may never be, approved by any regulatory agency or marketed anywhere in the world. Statements contained in this proxy statement should not be deemed to be promotional.

        NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Leap Therapeutics, Inc.
47 Thorndike Street, Suite B1-1
Cambridge, MA 02141

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

To be Held On March 5, 2020, at 11 a.m. Local Time
At the Offices of Morgan, Lewis & Bockius LLP,
At One Federal Street, Boston, Massachusetts 02110

GENERAL INFORMATION

Why am I receiving these materials?

        Leap Therapeutics, Inc. (the "Company", "we" or "Leap") is sending these materials to its stockholders to help them decide how to vote their shares of Common Stock with respect to the Stockholder Proposals to be considered at the special meeting of the Company's stockholders to be held on March 5, 2020, which we refer to as the "Special Meeting," and you should read them carefully.

        The main proposals to be voted on at the Special Meeting are:

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  The "Charter Amendment Proposal" to amend the Company's Third Amended and Restated Certificate of Incorporation (the "Charter") to increase the number of shares of Common Stock that the Company is authorized to issue from one hundred ten million (110,000,000) shares to two hundred fifty million (250,000,000) shares.

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  The "Private Placement Issuance Proposal" to issue (1) Common Stock and Pre-Funded Warrants, as applicable, upon the conversion of the Mandatorily Convertible Preferred Stock, (2) Coverage Warrants upon the conversion of the Mandatorily Convertible Preferred Stock, and (3) Common Stock upon the exercise of the Pre-Funded Warrants and the Coverage Warrants, in each case for purposes of Rule 5635 of the Nasdaq Stock Market Rules.

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  The "Adjournment Proposal" if the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposals 1 and 2, our proxy holders may move to continue, adjourn or postpone the Special Meeting at that time in order to enable our board of directors to solicit additional proxies.

        As described below, the Company and the Voting Agreement Stockholders collectively holding 35.49% of the Company's outstanding Common Stock executed and delivered the Voting Agreements, pursuant to which such stockholders agreed to vote in favor of the Charter Amendment Proposal and the Private Placement Issuance Proposal.

        Holders of the Common Stock will not be entitled to appraisal, dissenters' or similar rights in connection with these proposals.

Why did we enter into the Purchase Agreement?

        We entered into the Purchase Agreement after our Board evaluated our available capital, our projected capital needs for the ongoing clinical development of our clinical program, DKN-01, and the conditions of the economy in general and the biopharmaceutical industry in particular. After this analysis, the Board determined that we should raise additional capital. After exploring and considering a broad range of potential financing alternatives, the Board determined that the financing as contemplated by the Purchase Agreement would enable us to raise capital on terms favorable to us and was otherwise in the best interests of the Company and our stockholders.

Why are we proposing to increase the authorized number of shares of common stock pursuant to Proposal 1?

        We are proposing to increase the Company's authorized common stock in order to ensure sufficient shares of Common Stock will be available for the exercise of the Pre-Funded Warrants, Series A Coverage Warrants and Series B Coverage Warrants, as applicable, upon conversion of the Mandatorily Convertible Preferred Stock, and future issuance by the Company. We desire to have additional shares available to provide additional flexibility to use our capital stock for business and financial purposes in the future. The additional shares may be used for various purposes without further stockholder approval. These purposes may include raising capital; providing equity incentives to employees, officers or directors; establishing strategic relationships with other companies; expanding our business or product candidates through the acquisition of other businesses or products; and other purposes related to our business. The additional shares of common stock that would become available for issuance if the proposal were adopted could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or our management.

What happens if the increase in the authorized number of shares of common stock in Proposal 1 is approved?

        If the increase in the authorized number of shares of our Common Stock is approved, we will file with the Secretary of State of Delaware a Certificate of Amendment to our Third Amended and Restated Certificate of Incorporation to increase our authorized number of shares of Common Stock from 110,000,000 shares to 250,000,000 shares.

What are the consequences if Proposal 1 and Proposal 2 are not approved?

        If Proposal 1 and Proposal 2 are not approved by the Stockholders, then the Charter will not be amended and restated to increase the amount of authorized shares of Common Stock to a sufficient number to allow for the conversion of the Convertible Preferred. In addition, Nasdaq Listing Rule 5635(b) will not allow conversion of the Mandatorily Convertible Preferred Stock unless Proposal 2 is approved. In the event that stockholder approval is not obtained at the Special Meeting, the Company must also include a proposal to approve Proposals 1 and 2 at a meeting of stockholders to be held no less than once in each subsequent four-month period beginning on the date of the Special Meeting until such approval is obtained.

        In addition, unless the Series A Preferred Stock and Series B Preferred Stock have been converted in accordance with their respective Certificates of Designation, the holders of the Series A Preferred Stock and Series B Preferred Stock will be entitled to received cash dividends at a rate of 8% per annum. If Proposal 1 and Proposal 2 are approved, then the Series A Preferred Stock and Series B Preferred Stock will automatically convert to Common Stock, avoiding the accrual of dividends.

When are this proxy statement and the accompanying material scheduled to be sent to stockholders?

        This proxy statement and accompanying proxy card, or for shares held in street name (held for your account by a broker or other nominee), voting instruction form, are scheduled to be first sent to stockholders beginning on or about February 10, 2020.

When is the record date for the Special Meeting?

        The Board has fixed the record date for the Special Meeting as of the close of business on January 17, 2020.

How many votes can be cast by all stockholders?

        A total of 24,194,877 shares of Common Stock of Leap were outstanding on January 17, 2020 and are entitled to be voted at the Special Meeting. Each share of Common Stock is entitled to one vote on each matter presented at the Special Meeting. There is no cumulative voting.

Have any voting agreements been entered into?

        Yes. Contemporaneously with the execution and delivery of the Purchase Agreement, as a condition and inducement to the Purchasers' willingness to enter into the Purchase Agreement, the Company and certain stockholders of the Company collectively holding 35.49% of the Company's outstanding Common Stock executed and delivered the Voting Agreements, pursuant to which each Voting Agreement Stockholder agreed, in any annual, special or adjourned meeting of the stockholders of the Company at which the Charter Amendment Proposal and the Private Placement Issuance Proposal are presented to the Company's stockholders for approval, that it will vote, by proxy or otherwise, all of its shares of voting capital stock of the Company (i) in favor of the Charter Amendment Proposal and the Private Placement Issuance Proposal and such other matters as may be necessary or advisable to consummate the Financing Transaction, and (ii) against the approval or adoption of any proposal made in opposition to, or in competition with, the Charter Amendment Proposal and the Private Placement Issuance Proposal or the Financing Transaction, and against any other action that is intended, or could reasonably be expected, to otherwise materially impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Financing Transaction.

How do I vote?

        If you are a stockholder of record and your shares of Common Stock are registered directly in your name, you may vote:

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  By Internet.  You may vote by proxy via the internet at https://www.cstproxy.com/leaptx/sm2020 by following the instructions at such site. You must have the control number that is included on the proxy card when voting.

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  By Telephone.  If you live in the United States or Canada, you may vote by proxy by calling toll-free at 1-866-894-0536 and by following the instructions provided by prompt. You must have the control number that is included on the proxy card when voting.

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  By Mail or E-mail.  Complete and mail your proxy card in the postage prepaid envelope you receive, and return the proxy card to Continental Stock Transfer & Trust Co., 1 State Street, Floor 30, New York City, N.Y. 10004-1561, proxy@continentalstock.com, Fax 212-509-5152. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not otherwise specify how you want your shares voted, they will be voted "FOR" the approval of each of the Charter Amendment, the Private Placement Issuance Proposal and the Adjournment Proposal, and will be voted according to the discretion of the proxy holder named in the proxy card upon any other business that may properly be brought before the Special Meeting and at all postponements thereof.

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  In Person at the Special Meeting.  If you attend the Special Meeting, you must bring a form of personal picture identification with you. You may deliver your completed proxy card in person, or you may vote by completing a ballot, which will be available at Special Meeting.

        If your shares of Common Stock are held in street name (held for your account by a broker or other nominee), you may vote:

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  By Internet or by Telephone.  You will receive instructions from your broker or other nominee if you are permitted to vote by internet or telephone.

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  By Mail.  You will receive instructions from your broker or other nominee explaining how to vote your shares.

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  In Person at the Special Meeting.  If you attend the Special Meeting, in addition to picture identification, you should bring both an account statement or a letter from the record holder indicating that you owned the shares as of the record date, and contact the broker or other nominee who holds your shares to obtain a broker's proxy card and bring it with you to the Special Meeting.

What are the Board's recommendations on how to vote my shares?

        The Board unanimously recommends a vote:

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  Proposal 1:  "FOR" the approval of the Charter Amendment Proposal.

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  Proposal 2:  "FOR" the approval of the Private Placement Issuance Proposal.

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  Proposal 3:  "FOR" the approval of the Adjournment Proposal.

Who pays the cost for soliciting proxies?

        This proxy is solicited on behalf of the Board of Leap. Leap will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding Common Stock. Leap may solicit proxies by mail, personal interview, telephone or via the internet through its officers, directors and other management employees, who will receive no additional compensation for their services.

Can I change or revoke my vote?

        You may revoke your proxy at any time before it is voted by notifying Douglas E. Onsi, the Secretary of Leap, in writing delivered to the Company's principal executive offices, by returning a signed proxy with a later date, by transmitting a subsequent vote over the internet or by telephone prior to the close of the internet voting facility or the telephone voting facility, or by attending the Special Meeting and voting in person. If your shares of Common Stock are held in street name, you must contact your broker or nominee for instructions as to how to change or revoke your vote.

How is a quorum reached?

        The presence, in person or by proxy, of holders of at least a majority of the issued and outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting. Abstentions and "broker non-votes," if any, will be counted as present and entitled to vote for purposes of determining whether a quorum is present for the transaction of business at Special Meeting.

        "Broker non-votes" are shares represented at the Special Meeting held by brokers, bankers or other nominees (i.e., in "street name") and do not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Generally, brokerage firms may vote to ratify the selection of independent auditors and on other "discretionary" or "routine" items. In contrast, brokerage firms may not vote to elect directors, because those proposals are considered "non-discretionary" items. Accordingly, if you do not instruct your broker how to vote your shares on "non-discretionary" matters, your broker will not be permitted to vote your shares on these matters. This is a "broker non- vote."

        As discussed in more detail below, the Company and certain stockholders of the Company collectively holding 35.49% of the Company's outstanding Common Stock executed and delivered the

Voting Agreements, pursuant to which such stockholders agreed to vote in favor of the Charter Amendment Proposal and the Private Placement Issuance Proposal at the Special Meeting.

What vote is required to approve each item?

        Required Vote—Approval of the Charter Amendment Proposal (Proposal No. 1).    The affirmative vote of a majority of shares of our Common Stock, present in person or represented by proxy at the Special Meeting and entitled to vote, is required to approve the Charter Amendment Proposal. An abstention is treated as present and entitled to vote and, therefore, has the effect of a vote "against" approval of the Charter Amendment Proposal. However, as noted above and discussed further below, a voting agreement has previously been entered into with respect to the Charter Amendment Proposal.

        Required Vote—Approval of the Private Placement Issuance Proposal (Proposal No. 2).    The affirmative vote of a majority of shares of our Common Stock, present in person or represented by proxy at the Special Meeting and entitled to vote, is required to approve the Private Placement Issuance Proposal. An abstention is treated as present and entitled to vote and, therefore, has the effect of a vote "against" approval of the Private Placement Issuance Proposal. However, as noted above and discussed further below, a voting agreement has previously been entered into with respect to the Private Placement Issuance Proposal.

        Required Vote—Approval of the Adjournment Proposal (Proposal No. 3).    The affirmative vote of a majority of shares of our Common Stock, present in person or represented by proxy at the Special Meeting and entitled to vote, is required to approve the Adjournment Proposal. An abstention is treated as present and entitled to vote and, therefore, has the effect of a vote "against" approval of the Adjournment Proposal.

        The Company and certain stockholders of the Company collectively holding 35.49% of the Company's outstanding Common Stock executed and delivered the Voting Agreements, pursuant to which such stockholders agreed to vote in favor of the Charter Amendment Proposal and the Private Placement Issuance Proposal. If the Special Meeting is postponed for any purpose, at any subsequent reconvening of Special Meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Special Meeting unless you withdraw or revoke your proxy.

What happens if I sell my shares after the record date but before the Special Meeting?

        If you transfer any of your shares of Common Stock after the record date but before the date of the Special Meeting, you will retain your right to vote at the Special Meeting.

Could other matters be decided at the Special Meeting?

        No business may be transacted at the Special Meeting except that referred to in the Notice of the Special Meeting, or in a supplemental notice given also in compliance with the provisions of the Company's Amended and Restated By-laws, or such other business as may be germane or supplementary to the business that is stated in the Notice of the Special Meeting or any supplemental notice. The Company does not know of any other matters that may be presented for action at the Special Meeting other than the Charter Amendment, the Private Placement Issuance Proposal and the Adjournment Proposal.

What happens if the Special Meeting is postponed?

        Your proxy may be voted at the postponed meeting. You will still be able to change your proxy until it is voted.

        The Company and certain stockholders of the Company collectively holding 35.49% of the shares of the Company's outstanding Common Stock executed and delivered a voting agreement pursuant to which the stockholders agreed to vote, or cause to be voted, all of the shares of Common Stock outstanding and beneficially owned by such stockholder in favor of the Charter Amendment Proposal and the Private Placement Issuance Proposal at the Special Meeting.

What does it mean if I receive more than one proxy card or voting instruction form?

        It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

Where can I find directions to the Special Meeting?

        The Special Meeting will be held at Morgan, Lewis & Bockius LLP at One Federal Street, Boston, Massachusetts 02110-1726. Directions to Morgan, Lewis & Bockius LLP are provided below.

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  FROM POINTS NORTH:

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  From I-93 South and the Tobin Bridge, take Exit 23 (Purchase Street/South Station).

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  Upon exiting, proceed on Purchase Street and turn right onto Pearl Street.

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  Turn left onto Franklin Street.

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  Then turn right onto Federal Street.

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  The Parking Garage entrance is on the left at the corner of Federal and Milk Streets.

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  FROM POINTS SOUTH:

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  Take I-93 North to Exit 20 (Mass. Turnpike/South Station); stay in left lane.

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  While on this long ramp, follow the sign for South Station/Chinatown.

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  Continue straight; at the 4th traffic light, turn right onto Summer Street.

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  Take next left onto High Street.

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  Then take first left onto Federal Street.

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  The Parking Garage entrance is on the left at the corner of Federal and Milk Streets.

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  FROM POINTS WEST:

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  Take the Mass. Turnpike (I-90) to Exit 24-A (South Station), following signs for Atlantic Avenue.

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  At the 3rd traffic light, turn left onto Summer Street.

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  Continue on Summer Street through 2 traffic lights.

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  Turn right onto High Street.

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  Then take first left onto Federal Street.

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  The Parking Garage entrance is on the left at the corner of Federal and Milk Streets.

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  FROM LOGAN AIRPORT:

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  Follow the "exit" signs from the airport to the Summer Tunnel.

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  Stay in the left lane of the tunnel.

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  At the end of the tunnel, bear left and follow signs for Government Center.

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  Turn left onto Congress Street.

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    Follow Congress Street to Purchase Street.

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    Turn right onto Purchase Street.

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    Follow Purchase Street to Summer Street.

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    Turn right onto Summer Street

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    Turn right at the next set of lights (High Street).

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    On High Street, take first left onto Federal Street.

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    The Parking Garage entrance is on the left at the corner of Federal and Milk Streets.

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  FROM THE MBTA RED LINE, AMTRAK, AND COMMUTER RAIL (SOUTH STATION):

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  Coming out of South Station onto Sumer Street, cross Surface Road and walk straight onto Federal Street.

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  Continue on Federal Street, eventually crossing over Franklin Street. One Federal Street is on the left side of the street.

Where can I find the voting results of the Special Meeting?

        The preliminary voting results will be announced at the Special Meeting if known at that time, or otherwise will be disclosed on a Current Report on Form 8-K within four business days after the date of the Special Meeting. The final voting results will be disclosed on an amendment to the Current Report on Form 8-K within four business days after the final voting results are known. All reports the Company files with the SEC are publicly available when filed.

What are the implications of being an "emerging growth company?"

        We are an "emerging growth company" as that term is used in the Jumpstart Our Business Startups (JOBS) Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about Leap's executive compensation arrangements and no non-binding advisory votes on executive compensation. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our initial public offering on January 23, 2017 (b) in which we have total annual gross revenue of at least $1.07 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our Common Stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

Will a stockholder list be available for review?

        A complete list of registered stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder, for any purpose related to the meeting, for ten days prior to the meeting during ordinary business hours at our principal offices located at 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141, and throughout the Special Meeting.

Who should I call if I have any additional questions?

        If you hold your shares directly, please call Douglas E. Onsi, Secretary of the Company, at (617) 218-1116. If your shares of Common Stock are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be Held on March 5, 2020

        The Notice of Special Meeting of Stockholders, this proxy statement and the proxy card are available free of charge at https://www.cstproxy.com/leaptx/sm2020 or www.leaptx.com under "Investors" at "Financial Information."

DISCUSSION OF THE FINANCING TRANSACTION

Introduction

        We have called the Special Meeting to ask our stockholders to support three proposals that will enable us to convert the Mandatorily Convertible Preferred Stock issued in the Financing Transaction. The approval of the proposals to be voted on at this Special Meeting is critical in order to fully execute the intent behind the Company's Financing Transaction and to provide the Company with additional financial flexibility with respect to future issuances of equity.

        Proposal 1 is for the stockholders to approve the Charter Amendment in order to permit the conversion of all shares of Mandatorily Convertible Preferred Stock issued in the Financing Transaction.

        Proposal 2 is to approve the Private Placement Issuance Proposal.

        Proposal 3 is to approve the Adjournment Proposal.

Overview of the Financing Transaction

        During 2019, our management and the Board continued to evaluate our available capital in view of general economic conditions and the conditions in the biopharmaceutical industry specifically, and in view of our efforts to develop, obtain regulatory approval for and commercialize our products. To address our capital needs, our management and the Board determined that it would be prudent to explore various alternatives to increase capital, including methods of generating capital through licensing, and the sale of debt or equity securities through a private placement, public offering or rights offering. After considering our financing alternatives and options in consultation with our financial advisors, our management proposed to the Board that we explore the feasibility of selling equity securities in a private placement and the Board authorized us to investigate this method of raising capital.

        In connection with the potential private placement, the Board evaluated and approved the execution of an engagement letter with Raymond James & Associates, Inc. ("Raymond James"). We initially executed a non-binding term sheet and an engagement letter with Raymond James on December 16, 2019, which called for the potential private placement of shares of our Common Stock.

        During the fourth quarter of 2019, Raymond James (the "Placement Agent") approached potential investors regarding the potential private placement. We negotiated with such potential accredited Purchasers regarding the terms of the private placement and the specific amount each purchaser would be willing to invest. Throughout the negotiations, management reported to the Board.

        Following negotiations, the Board approved the private placement and all related agreements and transactions, which was completed on January 7, 2020, after the Board determined that the transaction was fair to, and in the best interest of the Company and its stockholders. Each member of the Board reviewed the drafts of the Purchase Agreement, the Pre-Funded Warrants, the Series A Coverage Warrants, the Series B Coverage Warrants, and the related transaction documents and approved the execution of Purchase Agreement and other transaction documents contemplated by the Purchase Agreement, each in substantially the form presented to the Board, and the transactions contemplated by the Purchase Agreement.

        The shares of Series A Preferred Stock, Series B Preferred Stock and Special Voting Stock were not registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. As detailed below, pursuant to the Registration Rights Agreements, the Company shall, following demand by any Purchaser, file with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-3 covering the resale of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock or exercise of the Pre-Funded Warrants, Series A Coverage Warrants and Series B Coverage Warrants (as applicable). Until such time as the SEC has declared a registration statement registering the resale of the Common Stock effective or until such other time as the Purchasers may sell pursuant to Rule 144 promulgated under the Securities Act or an exemption from registration under the Securities Act is available, the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock or exercise of the Pre-Funded Warrants, Series A Coverage Warrants and Series B Coverage Warrants will not be freely tradable.

Stock Purchase Agreement

        On January 3, 2020, we entered into the Purchase Agreement with the Purchasers, providing for a private placement transaction exempt from the registration requirements of the Securities Act pursuant to which the Company issued and sold 1,421,801 shares of Series A Preferred Stock, at a purchase price of $10.54 per share, and 1,137,442 shares of Series B Preferred Stock at a purchase price of $10.55 per share, and one (1) share of the Company's Special Voting Stock, entitling the Purchaser of Series A Preferred Stock to elect one member of the Company's Board, for aggregate gross proceeds to the Company of approximately $27 million.

        The Common Stock and the Convertible Preferred were issued pursuant to an exemption from registration in Rule 506 of Regulation D promulgated under Section 4(a)(2) of the Securities Act. As summarized below, the Series A Preferred Stock and Series B Preferred Stock will automatically convert following the approval of Proposal 1 and Proposal 2 pursuant to the terms of the Series A Preferred Stock Certificate of Designation and Series B Preferred Stock Certificate of Designation described below.

        In the Purchase Agreement, the Company agreed to hold this Special Meeting as promptly as practicable following execution of the Purchase Agreements to vote on Proposal 1 and Proposal 2. If approval with respect to either Proposal 1 or Proposal 2 is not obtained at this Special Meeting, then the Company will be required to continue to seek approval of Proposal 1 and Proposal 2 at subsequent stockholders' meetings to be held every four months.

Series A Preferred Stock

        On January 7, 2020, the Company filed a Certificate of Designation of Series A Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock (the "Series A Preferred Stock Certificate of Designation") with the Secretary of State of the State of Delaware with respect to the Series A Preferred Stock.

        The rights, preferences and privileges of the Series A Preferred Stock are set forth in the Series A Preferred Stock Certificate of Designation. Subject to approval of Proposal 1 and Proposal 2, each share of Series A Preferred Stock is automatically converted into (i) a Pre-Funded Warrant to purchase a number of shares of Common Stock equal to (x) the sum of the Liquidation Preference and all accrued and unpaid dividends on all shares of Series A Preferred Stock held by such holder; divided by (y) $1.054 (as such amount may be adjusted from time to time as provided in the Series A Preferred Stock Certificate of Designation) and (ii) a Series A Coverage Warrant to purchase the same number of shares of Common Stock as set forth in the preceding clause (i). The rights of the Series A Preferred Stock will terminate upon the Mandatory Conversion Date (as defined in the Series A Preferred Stock Certificate of Designation).

        Your approval of Proposal 1 (Charter Amendment) and Proposal 2 (Private Placement Issuance Proposal) are non-waivable conditions precedent to the completion of the Financing Transaction. The Series A Preferred Stock and Series B Preferred Stock will not be converted in accordance with their respective certificates of designation unless, among other things, the stockholders approve these important proposals.

Series B Preferred Stock

        On January 7, 2020, the Company filed a Certificate of Designation of Series B Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock (the "Series B Preferred Stock Certificate of Designation") with the Secretary of State of the State of Delaware with respect to the Series B Preferred Stock.

        The rights, preferences and privileges of the Series B Preferred Stock are set forth in the Series B Preferred Stock Certificate of Designation. Subject to approval of Proposal 1 and Proposal 2, each share of Series B Preferred Stock is automatically converted into (i) a number of shares of Common Stock equal to (x) the sum of the Liquidation Preference (as defined in the Series B Preferred Stock Certificate of Designation) and all accrued and unpaid dividends on all shares of Series B Preferred Stock held by such holder; divided by (y) $1.055 (as such amount may be adjusted from time to time as provided in the Series B Preferred Stock Certificate of Designation) and (ii) a Series B Coverage Warrant to purchase the same number of shares of Common Stock as set forth in the preceding clause (i). The rights of the Series B Preferred Stock will terminate upon the Mandatory Conversion Date (as defined in the Series B Preferred Stock Certificate of Designation).

        Your approval of Proposal 1 (Charter Amendment) and Proposal 2 (Private Placement Issuance Proposal) are non-waivable conditions precedent to the completion of the Financing Transaction. The Series A Preferred Stock and Series B Preferred Stock will not be converted in accordance with their respective certificates of designation unless, among other things, the stockholders approve these important proposals.

Special Voting Stock

        On January 7, 2020, the Company filed a Certificate of Designation of Special Voting Stock (the "Special Voting Stock Certificate of Designation") with the Secretary of State of the State of Delaware with respect to the Special Voting Stock.

        The rights, preferences and privileges of the Special Voting Stock are set forth in the Special Voting Stock Certificate of Designation. At any time when the holder of the Special Voting Stock, together with all of its affiliates and associates holds at least 5% of the then outstanding shares of Common Stock, the holder of the Special Voting Stock shall be entitled to designate one (1) individual as a director on the Board of Directors of the Company. Upon any liquidation, dissolution or winding up of the Company, the holder of the Special Voting Stock shall be entitled to receive, prior and in preference to any distribution to the holders of Common Stock, an amount equal to $1.00.

Voting Agreement

        Concurrently with the execution of the Purchase Agreement, we entered into voting agreements (each, a "Voting Agreement") with several of our existing stockholders, pursuant to which each stockholder agreed, in any annual, special or adjourned meeting of the stockholders of the Company at which the Stockholder Proposals are presented to the Company's stockholders for approval, that it will vote, by proxy or otherwise, all of its shares of voting capital stock of the Company (i) in favor of the Stockholder Proposals and such other matters as may be necessary or advisable to consummate the Transactions, and (ii) against the approval or adoption of any proposal made in opposition to, or in competition with, the Stockholder Proposals or the Transactions, and against any other action that is intended, or could reasonably be expected, to otherwise materially impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Transactions. The Voting Agreements terminate upon the earliest to occur of (1) immediately following a meeting of the Company's stockholders at which the Stockholder Proposals are voted upon and the Required Stockholder Approval is obtained, which meeting is duly called and held for such purpose and at which a quorum was present and acting throughout, and (2) the termination of the Purchase Agreement at any time prior to the consummation of the closing contemplated under the Purchase Agreement.

Registration Rights Agreements

        In addition, concurrently with the execution of the Purchase Agreement, we entered into two registration rights agreements (the "Registration Rights Agreements") with the Purchasers, pursuant to which we agreed, following demand by any Purchaser, to file with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-3 covering the resale of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock or exercise of the Pre-Funded Warrants, Series A Coverage Warrants and Series B Coverage Warrants (as applicable) by the Purchasers as promptly as reasonably practicable following such demand, and in any event within sixty (60) days after such demand.

Placement Agency Agreement

        Raymond James & Associates, Inc. acted as the placement agent for the Transaction pursuant to a letter agreement with the Company dated as of January 3, 2020 (the "Placement Agent Agreement"). Pursuant to the Placement Agency Agreement, the Company agreed to pay the Placement Agent a fee representing a blended rate of 3.4074% of the gross proceeds received by the Company from the sale of the Series A Preferred Stock, Series B Preferred Stock and Special Voting Stock, plus the reimbursement of certain expenses.

Dilution to Existing Stockholders

        There will be dilution of existing holders of our Common Stock if the Charter Amendment is approved and the Mandatorily Convertible Preferred Stock is converted into Common Stock under the conditions described above in "Class A Preferred Stock" and "Class B Preferred Stock," which would be equivalent to approximately 67.9% of the Common Stock outstanding immediately following the consummation of the Charter Amendment and assuming full exercise of the Pre-Funded Warrants, Series A Coverage Warrants and Series B Coverage Warrants, subject to further dilution we issue in the future as we seek to raise more capital.

Additional Information

        This summary of the Financing Transaction is intended to provide you with basic information concerning those items. However, it is not a substitute for reviewing our periodic reports filed with the SEC, including our annual report for the fiscal year ended December 31, 2018, our quarterly reports and our current reports. For more information on the background of the Financing Transaction, see "Where You Can Find More Information" later in this Proxy Statement. Aspects of the Financing Transaction involve risks and uncertainties, including those described or otherwise referred to in the section of this Proxy Statement entitled "Cautionary Note Regarding Forward-Looking Statements."

PROPOSAL NO. 1—THE CHARTER AMENDMENT PROPOSAL

        The Board is requesting stockholder approval of an amendment to the Company's Third Amended and Restated Certificate of Incorporation (the "Charter"), to increase the authorized number of the Company's shares of common stock from 110,000,000 to 250,000,000 shares (the "Charter Amendment"). This description is qualified by the full text of the Charter Amendment that is attached as Annex A to this proxy statement.

Background

        In order to ensure sufficient shares of Common Stock will be available for the exercise of the Pre-Funded Warrants, Series A Coverage Warrants and Series B Coverage Warrants, as applicable, upon conversion of the Mandatorily Convertible Preferred Stock, and future issuance by the Company, the Board has approved, subject to stockholder approval, an amendment to our Charter to increase the number of shares of our Common Stock authorized for issuance from 110,000,000 to 250,000,000 shares. You are being asked to consider and act upon this proposal to approve the Charter Amendment which is attached as Annex A to this proxy statement. The Company needs the increase in authorized shares to be able to issue Common Stock upon exercise of the Pre-Funded Warrants, the Series A Preferred Coverage Warrants and Series B Preferred Coverage Warrants, as applicable, issued upon conversion of the Mandatorily Convertible Preferred Stock. Further, it is important that the Company have an appropriate number of authorized but unissued shares following the conversion of the Mandatorily Convertible Preferred Stock. This will provide the Company with the flexibility to, among other things, undertake important strategic initiatives the Board may approve from time to time.

        Under Delaware law, we may only issue shares of Common Stock to the extent such shares have been authorized for issuance under our Charter. From time-to-time, we issue shares of our Common Stock in connection with capital raises to fund operations and for other general corporate purposes. Upon each of these occurrences, the amount of available authorized shares decreases. Our Charter currently authorizes the issuance of up to 110,000,000 shares of Common Stock. However, as of February 6, 2020, 24,194,877 shares of Common Stock were issued and outstanding and 7,542,234 shares were reserved for issuance under our equity compensation plans pursuant to outstanding and yet to be issued equity awards and the employee stock purchase plan.

        The Financing Transaction resulted in the issuance of 1,421,801 shares of Series A Preferred Stock, 1,137,442 shares of the Company's Series B Preferred Stock, 1 share of the Company's Special Voting Stock. Upon approval of Proposal 1 and Proposal 2, the Series A Preferred Stock will be automatically converted into (i) Pre-Funded Warrants to purchase 14,218,010 shares of the Company's Common Stock, in the form attached hereto as Annex B and (ii) warrants to purchase an aggregate of either (x) 14,218,010 Pre-Funded Warrants or (y) 14,218,010 shares of Common Stock (or Pre-Funded Warrants) at an exercise price of $2.11 per share of Common Stock (or Pre-Funded Warrants) in the form attached hereto as Annex C. Upon approval of Proposal 1 and Proposal 2, the Series B Preferred Stock will be automatically converted into (i) an aggregate of 11,374,420 shares of Common Stock and (ii) warrants to purchase an aggregate of 11,374,420 shares of the Common Stock at an exercise price of $2.11 per share in the form attached as Annex D. We will not have adequate available shares of Common Stock for those conversions without the approval of Proposal 1. The proposed increase in the authorized Common Stock would provide the Company with the ability to consummate the conversion of the Mandatorily Convertible Preferred Stock and additional flexibility to, among other things, issue additional equity and equity linked securities in the future to fund its operations and expected growth and other general corporate purposes.

Purpose and Effect of the Increase in the Amount of the Company's Authorized Common Stock

        The principal purpose of this proposal is to authorize additional shares of Common Stock, which will be used the conversion of the Series A Preferred Stock and Series B Preferred Stock into (i) Pre-Funded Warrants, Series A Coverage Warrants, Series B Coverage Warrants, and Common Stock, as applicable, pursuant to the Certificate of Designations and for general corporate purposes. Further, it is important that the Company have an appropriate number of authorized but unissued shares following the conversion of the Mandatorily Convertible Preferred Stock. This will provide the Company with the flexibility to, among other things, undertake important strategic initiatives the Board may approve from time to time.

        We do not have any arrangements, commitments or understandings to issue any shares of our capital stock except in connection with our existing stock option and the Financing Transaction which was completed on January 7, 2020.

        The Board is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed Charter Amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

        As of February 6, 2020, there were

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  110,000,000 shares of our Common Stock authorized;

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  approximately 24,194,877 shares of our Common Stock issued and outstanding;

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  approximately 3,947,174 shares of Common Stock underlying options outstanding at a weighted average exercise price of $7.38 per share;

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  approximately 3,452,829 shares of our Common Stock reserved and available for future issuance or future grant under our 2016 Equity Incentive Plan (2016 Plan);

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  approximately 25,665,683 shares of our Common Stock which are authorized, unreserved and unissued;

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  warrants to purchase approximately 50,180,192 shares of our Common Stock outstanding;

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  approximately 1,421,801 shares of our Series A Preferred Stock outstanding;

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  approximately 1,137,442 shares of our Series B Preferred Stock outstanding; and

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  approximately 1 share of our Special Voting Stock outstanding;

        We believe that the increase in the number of authorized shares of Common Stock is in the best interests of the Company and its stockholders.

If the Charter Amendment Proposal Is Not Approved

        If Proposal 1 is not approved by the Stockholders, then the Charter will not be amended and restated to increase the amount of authorized shares of Common Stock and we may not have a sufficient number to allow for the conversion of the Mandatorily Convertible Preferred Stock. In the event that stockholder approval is not obtained at the Special Meeting, the Company must also include a proposal to approve Proposals 1 and 2 at a meeting of stockholders to be held no less than once in each subsequent four-month period beginning on the date of the Special Meeting until such approval is obtained.

        In addition, unless the Series A Preferred Stock and Series B Preferred Stock have been converted in accordance with their respective Certificates of Designation, the holders of the Series A Preferred Stock and Series B Preferred Stock will be entitled to received cash dividends at a rate of 8% per annum. If Proposal 1 and Proposal 2 are approved, then the Series A Preferred Stock and Series B Preferred Stock will automatically convert to Common Stock, avoiding the accrual of dividends.

If the Charter Amendment Proposal Is Approved

        If the Charter Amendment proposal is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and the authorized shares will be available for issuance. If the amendment is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, unless stockholder approval is otherwise required by law or the Marketplace Rules of the Nasdaq Stock Market which require stockholder approval for certain issuances of stock.

        The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of the Company.

Required Vote

        Approval of the Charter Amendment Proposal requires that the majority of shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the Charter Amendment Proposal vote for approval. Abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote against the Charter Amendment Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 2—THE PRIVATE PLACEMENT ISSUANCE PROPOSAL

        The Board is requesting stockholder approval under the applicable provisions of Nasdaq Marketplace Rule 5635 for (1) the issuance of Common Stock and Pre-Funded Warrants, as applicable, upon the conversion of the Mandatorily Convertible Preferred Stock, (2) the issuance of the Coverage Warrants upon the conversion of the Mandatorily Convertible Preferred Stock and (3) the issuance of Common Stock upon the exercise of the Pre-Funded Warrants and the Coverage Warrants, in each case for purposes of Rule 5635 of the Nasdaq Stock Market Rules. The issuance of Common Stock upon the conversion of the Series A Preferred Stock, and Series B Preferred Stock and upon the exercise of the Pre-Funded Warrants, Series A Coverage Warrants and Series B Coverage Warrants, as described in the Series A Preferred Stock Certificate of Designation and Series B Preferred Stock Certificate of Designation, is greater than 19.99% of the total number of issued and outstanding shares of Common Stock and of the outstanding voting power of our securities after such issuance, sale and conversion in accordance with Nasdaq Listing Rule 5635(b). As described under the caption "Discussion of the Financing Transaction", the Company issued the Series A Preferred Stock, Series B Preferred Stock and Special Voting Stock in connection with the Closing of the Financing Transaction on January 7, 2020. Assuming the issuance of all shares of Common Stock upon conversion of the Series A Preferred Stock and Series B Preferred Stock and upon the full exercise of the Pre-Funded Warrants, Series A Coverage Warrants and Series B Coverage Warrants, the Purchasers would own approximately 67.9% of our Common Stock on an as converted basis, and the Purchaser(s) would own greater than 19.99% of the total number of issued and outstanding shares of Common Stock and of the outstanding voting power of our securities after the conversion of the Mandatorily Convertible Preferred Stock.

Why We Need Stockholder Approval and Effect of Stockholder Approval or Disapproval of the Private Placement Issuance Proposal

        Our Common Stock is traded on The Nasdaq Global Market under the symbol "LPTX." Because our Common Stock is listed on The Nasdaq Global Market, we are subject to Nasdaq's rules and regulations. Nasdaq Marketplace Rule 5635(b) requires us to obtain stockholder approval prior to certain issuances with respect to Common Stock or securities convertible into Common Stock which could result in a change of control of the issuer. This rule is referred to as the "Nasdaq Change of Control Rule." Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person or group of affiliated persons may be considered a change of control of such issuer. The issuance of Common Stock upon the conversion of the Series A Preferred Stock, and Series B Preferred Stock and upon the exercise of the Pre-Funded Warrants, Series A Coverage Warrants and Series B Coverage Warrants, as described in the Series A Preferred Stock Certificate of Designation and Series B Preferred Stock Certificate of Designation, may result in certain Purchasers acquiring more than 20% of our shares of Common Stock. Accordingly, we need stockholder approval of the issuance of shares of Common Stock in excess of 20% of the amount of Common Stock issued and outstanding as of February 6, 2020 to complete the conversion of the Mandatorily Convertible Preferred Stock.

        In order to comply with the Nasdaq Change of Control Rule, we are seeking stockholder approval for the potential issuance of securities in excess of the Nasdaq limitations. If stockholders approve Proposals 1 and 2 at the Special Meeting, the Series A Preferred Stock and Series B Preferred Stock will automatically convert in accordance with the terms of the Series A Preferred Stock Certificate of Designation and Series B Preferred Stock Certificate of Designation, as applicable.

Impact on Stockholders of Approval or Disapproval of this Proposal 2

        If this proposal is approved, the issuance of the Common Stock could have an anti-takeover effect because such issuance would make it more difficult for, or discourage an attempt by, a party to obtain control of the Company by tender offer or other means. The issuance of the Common Stock will increase the number of shares entitled to vote, increase the number of votes required to approve a change of control of the Company, and dilute the interest of a party attempting to obtain control of the Company. The Board of Directors does not have any current knowledge of any effort by any third party to accumulate the Company's securities or obtain control of the Company by any means.

        If this approval is not approved by the Stockholders, then NASDAQ Listing Rule 5635(b) will not allow conversion of the Mandatorily Convertible Preferred Stock. In addition, unless the Series A Preferred Stock and Series B Preferred Stock have been converted in accordance with their respective Certificates of Designation, the holders of the Series A Preferred Stock and Series B Preferred Stock will be entitled to received cash dividends at a rate of 8% per annum. If Proposal 1 and Proposal 2 are approved, then the Series A Preferred Stock and Series B Preferred Stock will automatically convert to Common Stock, avoiding the accrual of dividends.

Required Vote

        Approval of the Private Placement Issuance Proposal requires that the majority of shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the Private Placement Issuance Proposal vote for approval. Abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote against the Private Placement Issuance Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE PRIVATE PLACEMENT ISSUANCE PROPOSAL.

PROPOSAL NO. 3—AUTHORIZATION TO ADJOURN THE SPECIAL MEETING

General

        If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal No. 1 or Proposal No. 2, our proxy holders may move to continue, adjourn or postpone the Special Meeting at that time in order to enable our Board to solicit additional proxies.

        In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Special Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve Proposal 1 or Proposal 2. If our stockholders approve this proposal, we could continue, adjourn or postpone the Special Meeting and any continued, adjourned or postponed session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1 or Proposal 2, we could continue, adjourn or postpone the Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

        If it is necessary to continue, adjourn or postpone the Special Meeting, no notice of the continued, adjourned or postponed meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is continued, adjourned or postponed, so long as the meeting is continued, adjourned or postponed for 30 days or less and no new record date is fixed for the continued, adjourned or postponed meeting. At the continued, adjourned or postponed meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote

        Approval of the Adjournment Proposal requires "FOR" votes from the holders of a majority of shares of our Common Stock present or represented at the Special Meeting and entitled to vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of January 24, 2020 (unless otherwise specified), with respect to the beneficial ownership of our Common Stock by each person who is known to own beneficially more than 5% of the outstanding shares of our Common Stock, each person currently serving as a director, each named executive officer, and all directors and executive officers as a group.

        Shares of our Common Stock subject to options or other rights to purchase which are now exercisable or are exercisable within 60 days after January 24, 2020, are to be considered outstanding for purposes of computing the percentage ownership of the persons holding these options or other rights, but are not to be considered outstanding for the purpose of computing the percentage ownership of any other person.

        As of January 24, 2020, there were 24,194,877 shares of our Common Stock outstanding. Except as otherwise noted below, the address for each person or entity listed in the table is c/o Leap Therapeutics, Inc., 47 Thorndike Street, Suite B1-1, Cambridge, MA 02141.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Ownership (%)
5% or Greater Stockholders:
HealthCare Ventures, and affiliates(1)	7,678,527	31.0
Eli Lilly and Company(2)	2,632,221	10.4
Lilly Corporate Center Indianapolis, IN 46285
FMR LLC, and affiliates(3)	1,501,524	6.1
245 Summer Street, Boston, MA 02210
Valence Helix Investments III, LLC, and affiliates(4)	2,283,520	9.0
590 Madison Avenue, 21st Floor, New York, NY 10022
Directors and Named Executive Officers
Christopher K. Mirabelli, Ph.D.(5)	8,091,743	32.1
Chief Executive Officer, President and Chairman
Douglas E. Onsi(6)	5,473,337	21.7
Chief Financial Officer, General Counsel, Treasurer and Secretary
Augustine Lawlor(7)	8,091,743	32.1
Chief Operating Officer
James Cavanaugh, Ph.D.(8)	2,672,793	11.0
Director
Thomas Dietz, Ph.D.(9)	57,875	*
Director
William Li, MD(10)	41,250	*
Director
John Littlechild, Ph.D.(11)	2,672,793	11.0
Director
Joseph Loscalzo, MD, Ph.D.(12)	52,250	*
Director
Nissim Mashiach(13)	224,491	*
Director
Monica Bertagnolli	0	*
Director
All Directors and Named Executive Officers as a Group (ten persons)(14)(15)	9,360,077	35.4

*
Represents beneficial ownership of less than one percent of our outstanding common stock.

(1)
Includes (i) 2,618,406 shares of common stock held by HealthCare Ventures VIII, L.P., (ii) 4,716,232 shares of common stock held by HealthCare Ventures IX, L.P. (including 571,428 shares of common stock that may be acquired upon the exercise of warrants), and (iii) 343,889 shares of common stock held by HealthCare Ventures Strategic Fund, L.P. Christopher K. Mirabelli, James H. Cavanaugh, John W. Littlechild, Harold Werner and Augustine Lawlor (collectively, the "HCPVIII Directors") are the Managing Directors of HealthCare Partners VIII, LLC ("HCPVIII LLC"), which is the General Partner of HealthCare Partners VIII, L.P. ("HCPVIII"), which is the General Partner of Health Care Ventures VIII, L.P. Each of the HCPVIII Directors, HCPVIII LLC and HCPVIII beneficially own and share voting and dispositive power with respect to all of the securities owned by HealthCare Ventures VIII, L.P. and each disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Christopher K. Mirabelli, Douglas E. Onsi and Augustine Lawlor (collectively, the "HCPIX Directors") are the Managing Directors of HealthCare Partners IX, LLC ("HCPIX LLC") which is the General Partner of HealthCare Partners IX, L.P. ("HCPIX"), which is the General Partner of HealthCare Ventures IX, L.P. Each of the HCPIX Directors, HCPIX LLC and HCPIX beneficially own and share voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P. and each disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Christopher K. Mirabelli, Douglas E. Onsi and Augustine Lawlor (collectively, the "HCSP Directors") are the Managing Directors of HealthCare Strategic Partners, LLC ("HCV Strategic LLC"), which is the General Partner of HealthCare Ventures Strategic Fund, L.P. Each of the HCSP Directors and HCV Strategic LLC beneficially own and share voting and dispositive power with respect to all of the securities owned by HCV Strategic Fund, L.P. and each disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities.

(2)
Based solely on a Schedule 13G/A filed on February 14, 2019, which includes 1,152,914 shares of common stock that may be acquired upon the exercise of warrants.

(3)
Based on (i) a Schedule 13F filed on November 13, 2019, the shares held directly by Fidelity Management & Research Company, or FMR Co, are indirectly held by Abigail P. Johnson and Select Biotechnology Portfolio and (ii) 606,000 shares of Common Stock purchased in the February 2019 Public Offering and 606,000 shares of Common Stock that may be acquired upon exercise of warrants.

(4)
Based solely on a Schedule 13D/A filed on January 21, 2020 on behalf of (i) Valence Helix Investments III, LLC, a Delaware limited liability company ("Valence III"); (ii) Valence Helix Investments, LLC, a Delaware limited liability company ("Valence I"), (iii) and each of (A) Eric Roberts ("Roberts"), (B) Graham Crooke ("Crooke"), (C) Rachel Leheny ("Leheny"), (D) Philip Sawyer ("Sawyer"), and (E) Evgeny Zaytsev ("Zaytsev"). Each of Roberts, Crooke, Leheny, Sawyer, and Zaytsev are a natural person, and a US citizen. Each of Valence III and Valence I are private investment vehicles. Roberts, Crooke, Leheny, Sawyer, and Zaytsev are each investors by profession and are collectively the managers of both Valence III and Valence I with shared voting and dispositive powers with respect to investments held by Valence III and Valence I. Each of Valence III and Valence I and Roberts, Crooke, Leheny, Sawyer, and Zaytsev disclaims beneficial ownership of said shares except to the extent of its pecuniary interest therein.

(5)
Includes (i) 2,618,406 shares of common stock held by HealthCare Ventures VIII, L.P., (ii) 4,716,232 shares of common stock held by HealthCare Ventures IX, L.P. (including 571,428 shares of common stock that may be acquired upon the exercise of warrants), (iii) 343,889 shares of common stock held by HealthCare Ventures Strategic Fund, L.P., (iv) 391,847 shares of common stock subject to stock options that were exercisable as of January 24, 2020, or that will become exercisable within 60 days after that date, and (v) 21,369 shares of Common Stock that Nine Capital Partners, LLC may acquire within 60 days from the date of this filing upon the exercise of warrants, Christopher K. Mirabelli, is a Managing Director of HCPVIII LLC, which is the General Partner of HealthCare Partners VIII, L.P. ("HCPVIII"), which is the General Partner of HealthCare Ventures VIII, L.P. Christopher K. Mirabelli shares voting and dispositive power with respect to all of the securities owned by HealthCare Ventures VIII, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Christopher K. Mirabelli is a Managing Director of HCPIX LLC which is the General Partner of HealthCare Ventures IX, L.P. ("HCPIX"), which is the General Partner of HealthCare Ventures IX, L.P. Christopher K. Mirabelli beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Christopher K. Mirabelli is a Managing Director of HCV Strategic LLC, which is the General Partner of HealthCare Ventures Strategic Fund, L.P. Christopher K. Mirabelli beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HCV Strategic Fund, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Christopher K. Mirabelli is a managing member of Nine Capital Partners, LLC and, as such, shares with Nine Capital Partners, LLC the power to vote and dispose of the 21,369 shares of Common Stock that Nine Capital Partners, LLC may acquire within 60 days from the date of this filing upon the exercise of warrants. Therefore, Christopher K. Mirabelli may be deemed to beneficially own all of such 21,369 shares of Common Stock beneficially owned by Nine Capital Partners, LLC. Christopher K. Mirabelli disclaims beneficial ownership of such warrants in excess of such his pecuniary interest therein.

(6)
Includes (i) 4,716,232 shares of common stock held by HealthCare Ventures IX, L.P. (including 571,428 shares of common stock that may be acquired upon the exercise of warrants), (ii) 391,847 shares of common stock subject to stock options that were exercisable as of January 24, 2020, or that will become exercisable within 60 days after that date, and (iv) 21,369 shares of Common Stock that Nine Capital Partners, LLC may acquire within 60 days from the date of this filing upon the exercise of warrants. Douglas E. Onsi is a Managing Director of HCPIX LLC which is the General Partner of HCPIX, which is the General Partner of HealthCare Ventures IX, L.P. Douglas E. Onsi beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Douglas E. Onsi is a Managing Director of HCV Strategic LLC, which is the General Partner of HealthCare Ventures Strategic Fund, L.P. Douglas E. Onsi beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HCV Strategic Fund, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Douglas E. Onsi is a managing member of Nine Capital Partners, LLC and, as such, shares with Nine Capital Partners, LLC the power to vote and dispose of the 21,369 shares of Common Stock that Nine Capital Partners, LLC may acquire within 60 days from the date of this filing upon the exercise of warrants. Therefore, Douglas E. Onsi may be deemed to beneficially own all of such 21,369 shares of Common Stock beneficially owned by Nine Capital Partners, LLC. Douglas E. Onsi disclaims beneficial ownership of such warrants in excess of such his pecuniary interest therein.

(7)
Includes (i) 2,618,406 shares of common stock held by HealthCare Ventures VIII, L.P., (ii) 4,716,232 shares of common stock held by HealthCare Ventures IX, L.P. (including 571,428 shares of common stock that may be acquired upon the exercise of warrants), (iii) 343,889 shares of common stock held by HealthCare Ventures Strategic Fund, L.P., (iv) 391,847 shares of common stock subject to stock options that were exercisable as of January 24, 2020, or that will become exercisable within 60 days after that date, and (v) 21,369 shares of Common Stock that Nine Capital Partners, LLC may acquire within 60 days from the date of this filing upon the exercise of warrants. Augustine Lawlor is a Managing Director of HCPVIII LLC, which is the General Partner of HCPVIII, which is the General Partner of HealthCare Ventures VIII, L.P. Augustine Lawlor shares voting and dispositive power with respect to all of the securities owned by HealthCare Ventures VIII, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Augustine Lawlor is a Managing Director of HCPIX LLC which is the General Partner of HCPIX, which is the General Partner of HealthCare Ventures IX, L.P. Augustine Lawlor beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Augustine Lawlor is a Managing Director of HCV Strategic LLC, which is the General Partner of HealthCare Ventures Strategic Fund, L.P. Augustine Lawlor beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HCV Strategic Fund, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Augustine Lawlor is a managing member of Nine Capital Partners, LLC and, as such, shares with Nine Capital Partners, LLC the power to vote and dispose of the 21,369 shares of Common Stock that Nine Capital Partners, LLC may acquire within 60 days from the date of this filing upon the exercise of warrants. Therefore, Augustine Lawlor may be deemed to beneficially own all of such 21,369 shares of Common Stock beneficially owned by Nine Capital Partners, LLC. Augustine Lawlor disclaims beneficial ownership of such warrants in excess of such his pecuniary interest therein

(8)
Includes (i) 52,250 shares of common stock subject to stock options that were exercisable as of January 24, 2020, or that will become exercisable within 60 days after that date, (ii) 2,618,406 shares of common stock held by HealthCare Ventures VIII, L.P. and (iii) 2,137 shares of common stock that may be acquired upon the exercise of warrants. James H. Cavanaugh, is a Managing Director of HCPVIII LLC, which is the General Partner of HCPVIII, which is the General Partner of HealthCare Ventures VIII, L.P. James Cavanaugh beneficially owns and share voting and dispositive power with respect to all of the securities owned by HealthCare Ventures VIII, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities.

(9)
Includes 57,875 shares of common stock subject to stock options that were exercisable as of January 24, 2020, or that will become exercisable within 60 days after that date.

(10)
Includes 41,250 shares of common stock subject to stock options that were exercisable as of January 24, 2020, or that will become exercisable within 60 days after that date.

(11)
Includes (i) 52,250 shares of common stock subject to stock options that were exercisable as of January 24, 2020, or that will become exercisable within 60 days after that date, (ii) 2,618,406 shares of common stock held by HealthCare Ventures VIII, L.P. and (iii) 2,137 shares of common stock that may be acquired upon the exercise of warrants. John Littlechild is a Managing Director of HCPVIII LLC, which is the General Partner of HCPVIII, which is the General Partner of HealthCare Ventures VIII, L.P. John Littlechild beneficially owns and share voting and dispositive power with respect to all of the securities owned by HealthCare Ventures VIII, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities.

(12)
Includes 52,250 shares of common stock subject to stock options that were exercisable as of January 24, 2020, or that will become exercisable within 60 days after that date.

(13)
Includes 224,491 shares of common stock subject to stock options that were exercisable as of January 24, 2020, or that will become exercisable within 60 days after that date.

(14)
For purposes of clarification, (i) each of the 2,618,406 shares of common stock owned by HealthCare Ventures VIII, L.P. (and indirectly owned by each of Christopher K. Mirabelli, Augustine Lawlor, James H. Cavanaugh, and John W. Littlechild) have only been counted one time in calculating the number of shares of Common Stock beneficially owned by all executive officers and directors, (ii) each of the 4,716,232 shares of common stock (including 571,428 shares of common stock that may be acquired upon the exercise of warrants) held by HealthCare Ventures IX, L.P. (and indirectly owned by each of Christopher K. Mirabelli, Douglas E. Onsi and Augustine Lawlor) have only been counted one time in calculating the number of shares of common stock beneficially owned by all executive officers and directors, (iii) each of the 343,889 shares of common stock owned by HealthCare Ventures Strategic Fund, L.P. (and indirectly owned by each of Christopher K. Mirabelli, Douglas E. Onsi and Augustine Lawlor) have only been counted one time in calculating the number of shares of Common Stock beneficially owned by all executive officers and directors and (iv) each of the 21,369 shares of common stock that may be acquired upon the exercise of warrants) held by Nine Capital Partners, LLC (and indirectly owned by each of Christopher K. Mirabelli, Douglas E. Onsi and Augustine Lawlor) have only been counted one time in calculating the number of shares of common stock beneficially owned by all executive officers and directors.

(15)
Includes (i) 1,655,907 shares of common stock subject to stock options held by our directors and named executive officers that were exercisable as of January 24, 2020, or that will become exercisable within 60 days after that date and (ii) 597,071 shares of common stock that may be acquired upon the exercise of warrants held by our directors and named executive officers.

GENERAL MATTERS

Stockholders Sharing an Address / Household

        Only one copy of this Proxy Statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders.

        We will undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of this Proxy Statement was delivered. To receive a separate copy of this Proxy Statement, or to receive separate copies in the future, or if two stockholders sharing an address have received two copies of any of these documents and desire to only receive one, you may write the Secretary of Leap Therapeutics, Inc. at our principal executive offices at 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141 or call the Secretary of the Company at (617) 714-0360.

Stockholder Proposals and Nominations

        Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.    Under Rule 14a-8(e) of the Exchange Act, to submit a proposal for inclusion in our Proxy Statement for the 2020 Annual Meeting of Stockholders, stockholder proposals must be received by January 8, 2020 by our Secretary at our principal executive offices at 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141.

        Requirements for Stockholder to bring Business and Nominations Before the 2020 Annual Meeting.    Our amended and restated bylaws provide that, for stockholder nominations to the Board or other business to be considered at the 2020 Annual Meeting of Stockholders, the stockholder must have given timely notice thereof in writing to the Secretary at Leap Therapeutics, Inc., 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141. To be timely for the 2020 Annual Meeting of Stockholders, the stockholder's notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the previous year's annual meeting of stockholders, or, if later, the 10th day following the day on which we first provide notice or public disclosure of the date of the 2019 Annual Meeting of Stockholders. Therefore, notice must be received no earlier than February 11, 2020 and not later than March 13, 2020. Such notice must provide the information required by Section 2.4 and 2.5 of our amended and restated bylaws with respect to each nomination or matter the stockholder proposes to bring before the 2019 Annual Meeting of Stockholders and must be sent to our Secretary at our principal executive offices at 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141.

Incorporation by Reference

        The SEC allows us to "incorporate by reference" information that we file with it into this proxy statement, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this proxy statement. The information incorporated by reference is considered to be a part of this proxy statement, and information that we file later with the SEC will automatically update and supersede information contained in documents filed earlier with the SEC or contained in this proxy statement' and any accompanying prospectus supplement.

        We incorporate by reference the documents listed below that we have previously filed with the SEC:

  •
  our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on April 1, 2019;

  •
  our Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2019, filed with the SEC on May 15, 2019, for the fiscal quarter ended June 30, 2019, filed with the SEC on August 9, 2019, and for the fiscal quarter ended September 30, 2019, filed with the SEC on November 14, 2019;

  •
  our Current Report on Form 8-K filed with the SEC on February 1, 2019, including the exhibits attached thereto and filed therewith;

  •
  our Current Report on Form 8-K filed with the SEC on July 11, 2019, including the exhibits attached thereto and filed therewith;

  •
  our Current Report on Form 8-K filed with the SEC on January 3, 2020, including the exhibits attached thereto and filed therewith; and

  •
  our Current Report on Form 8-K filed with the SEC on January 7, 2020, including the exhibits attached thereto and filed therewith; and

        You should refer to the documents incorporated by reference above, to provide you with additional information related to this proxy statement.

        The Company will provide to each stockholder a free copy of any or all of the information that has been incorporated by reference into but not delivered with this proxy statement, free of charge, to any stockholder upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request. Stockholders may request a copy of such information by contacting us in the manner set forth under the heading "Where You Can Find More Information," below.

Where You Can Find More Information

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials we file with the SEC at its Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 and at its regional offices, a list of which is available on the Internet at http://www.sec.gov/contact/addresses.htm. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers, such as us, that file electronically with the SEC. Additionally, you may access our filings with the SEC through our website at http://www.leaptx.com. The information on our website is not part of this proxy statement'.

        We will provide you without charge, upon your oral or written request, with a copy of any or all reports, proxy statements and other documents we file with the SEC, as well as any or all of the documents incorporated by reference in this proxy statement or the registration statement (other than exhibits to such documents unless such exhibits are specifically incorporated by reference into such documents). Requests for such copies should be directed to:

Investor Relations
Leap Therapeutics, Inc.
47 Thorndike Street, Suite B1-1
Cambridge, Massachusetts 02141
Telephone number: (617) 714-0360

        If you would like to request documents from the Company, please do so at least 10 business days before the date of the Special Meeting in order to receive timely delivery of those documents prior to the special meeting.

        You should rely only on the information contained in this proxy statement and the annexes attached hereto to vote your shares at the special meeting. We have not authorized anyone to provide you with information that is different from that contained in this proxy statement or such annexes.

        This proxy statement is dated February 10, 2020. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Other Matters

        As of the date hereof, the Company does not know of any other matters that may be presented for action at the Special Meeting other than the Charter Amendment Proposal, the Private Placement Issuance Proposal and the Adjournment Proposal.

By Order of the Board of Directors,
Christopher K. Mirabelli Chief Executive Officer, President and Chairman February 10, 2020

ANNEX A
Charter Amendment

A-1

CERTIFICATE OF AMENDMENT

TO

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

LEAP THERAPEUTICS, INC.

        Pursuant to the provisions of Section 242 of the Delaware General Corporation Law (the "Act"), the undersigned corporation hereby certifies as follows:

  1.
  The name of the corporation is Leap Therapeutics, Inc. (the "Corporation"). The date the Corporation filed its original Certificate of Incorporation with the Secretary of State of the State of Delaware was January 3, 2011.

  2.
  The Certificate of Incorporation was amended by that certain Certificate of Amendment to the Certificate of Incorporation, dated as of May 29, 2014, as further amended by that certain Second Certificate of Amendment to the Certificate of Incorporation, dated as of April 17, 2015, as further amended by that certain Third Certificate of Amendment to the Certificate of Incorporation, dated as of November 16, 2015, as further amended and restated by that certain First Amended and Restated Certificate of Incorporation, dated as of December 10, 2015, and as further amended by that certain Second Amended and Restated Certificate of Incorporation, dated as of January 9, 2017.

  3.
  This Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation has been duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

  4.
  The first sentence of Article Fourth of the Corporation's Third Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

      "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred fifty million (250,000,000) shares, consisting of (a) two hundred forty million (240,000,000) shares of common stock, $0.001 par value per share ("Common Stock"), and (b) ten million (10,000,000) shares of preferred stock, $0.001 par value per share ("Preferred Stock"), of which (i) one million four hundred twenty-one thousand eight hundred one (1,421,801) shares shall be designated Series A Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, (ii) one million one hundred thirty-seven thousand four hundred forty-two (1,137,442) shares shall be designated Series B Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, and (iii) one (1) share shall be designated special voting stock."

  5.
  The Third Amended and Restated Certificate of Incorporation, as amended in the manner provided above in this Certificate of Amendment, is hereby ratified and confirmed in all other respects.

[The remainder of this page intentionally left blank]

        IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation to be duly executed on behalf of the Corporation on                  , 2020.

LEAP THERAPEUTICS, INC.
By:
	Name:	Christopher K. Mirabelli
	Title:	President and Chief Executive Officer

ANNEX B

Form of Pre-Funded Warrant

FORM FINAL

FORM OF PRE-FUNDED WARRANT TO PURCHASE COMMON STOCK

Number of Shares: [            ]
(subject to adjustment)

Warrant No.	Original Issue Date: [ ], 2020

        Leap Pharmaceuticals, Inc., a Delaware corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [BAKER BROS. ENTITY] or its registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of [            ] shares of common stock, $0.001 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price per share equal to $0.001 per share (as adjusted from time to time as provided in Section 9 herein, the "Exercise Price"), upon surrender of this Pre-Funded Warrant to Purchase Common Stock (the "Warrant" (which, for the avoidance of doubt, shall include any New Warrant (as defined below))) at any time and from time to time on or after the date hereof (the "Original Issue Date"), subject to the following terms and conditions:

        1.    Definitions.    For purposes of this Warrant, the following terms shall have the following meanings:

          (a)   "Affiliate" means any Person directly or indirectly controlled by, controlling or under common control with, a Holder, but only for so long as such control shall continue. For purposes of this definition, "control" (including, with correlative meanings, "controlled by", "controlling" and "under common control with") means, with respect to a Person, possession, direct or indirect, of (a) the power to direct or cause direction of the management and policies of such Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), or (b) at least 50% of the voting securities (whether directly or pursuant to any option, warrant or other similar arrangement) or other comparable equity interests.

          (b)   "Commission" means the United States Securities and Exchange Commission.

          (c)   "Closing Sale Price" means, for any security as of any date, the last trade price for such security on the Principal Trading Market for such security, as reported by Bloomberg Financial Markets, or, if such Principal Trading Market begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00 P.M., New York City time, as reported by Bloomberg Financial Markets, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets (such time, the "Close of Trading"). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined in good faith by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then the Board of Directors of the Company shall use its good faith judgment to determine the fair market value. The Board of Directors' determination shall be binding upon all parties absent demonstrable error. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

          (d)   "Principal Trading Market" means the national securities exchange or other trading market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Original Issue Date, shall be the Nasdaq Global Market.

          (e)   "Securities Act" means the Securities Act of 1933, as amended.

          (f)    "Subject Entity" means any Person, Persons or Section 13(d) "group" or any Affiliate or associate of any such Person, Person or Section 13(d) "group".

          (g)   "Trading Day" means any weekday on which the Principal Trading Market is normally open for trading.

          (h)   "Transfer Agent" means Continental Stock Transfer & Trust Company, the Company's transfer agent and registrar for the Common Stock, and any successor appointed in such capacity.

        2.    Warrant Register.    The Company shall register ownership of this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any registered assignee to which this Warrant is assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

        3.    Registration of Transfers.    Subject to compliance with all applicable securities laws, the Company shall, or will cause its Transfer Agent to, register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, and payment for all applicable transfer taxes (if any). Upon any such registration or transfer, a new warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a "New Warrant") evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant. The Company shall, or will cause its Transfer Agent to, prepare, issue and deliver at the Company's own expense any New Warrant under this Section 3. Until due presentment for registration of transfer, the Company may treat the registered Holder hereof as the owner and holder for all purposes, and the Company shall not be affected by any notice to the contrary.

        4.    Exercise and Duration of Warrants.

          (a)   All or any part of this Warrant shall be exercisable by the registered Holder in any manner permitted by this Warrant at any time and from time to time on or after the Original Issue Date.

          (b)   The Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached as Schedule 1 hereto (the "Exercise Notice"), completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a "cashless exercise" if so indicated in the Exercise Notice pursuant to Section 10 below), and the date on which the last of such items is delivered to the Company (as determined in accordance with the notice provisions hereof) is an "Exercise Date." The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares, if any. The aggregate exercise price of this Warrant, except for the Exercise Price, was pre-funded to the Company on or before the Original Issue Date, and consequently no additional consideration (other than the Exercise Price) shall be required by to be paid by the Holder to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-funded exercise price under any circumstance or for any reason whatsoever.

          (c)   The Company shall treat the exercise of this Warrant as a "tax nothing" for U.S. federal, state and/or local tax purposes, as applicable, such that no gain or loss shall be recognized by the

  Holder upon exercise, unless an alternative treatment is required as a result of a "final determination" within the meaning of Section 1313(a) of the U.S. Internal Revenue Code of 1986, as amended. In the event that the U.S. taxing authorities take a position contrary to the foregoing, or otherwise impose U.S. withholding or income tax in connection with the foregoing, then the Company shall indemnify any direct or indirect Holders who are non-U.S. persons for U.S. federal income tax purposes, on an after-tax basis, for any U.S. withholding or income tax actually imposed on such Holders.

        5.    Delivery of Warrant Shares.

          (a)   Upon exercise of this Warrant, the Company shall promptly (but in no event later than three (3) Trading Days after the Exercise Date), upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder's or its designee's balance account with The Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission system. The Company agrees that the Transfer Agent shall be at all times a participant in the Fast Automated Securities Transfer Program (the "FAST Program") (or any equivalent or replacement program) so long as this Warrant remains outstanding and exercisable. The Holder, DTC (or its nominee) or any natural person or legal entity (each, a "Person") so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date, irrespective of the date such Warrant Shares are credited to the Holder's DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be. If the Exercise Price, in the case of a cash exercise hereunder, is delivered to the Company any time after the first (1st) Trading Day following the delivery of the Exercise Notice, the Holder shall be deemed for all purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised on the date of delivery of the Exercise Price.

          (b)   If by the close of trading on the third (3rd) Trading Day after the Exercise Date, the Company fails to deliver to the Holder a certificate representing the required number of Warrant Shares in the manner required pursuant to Section 5(a) or fails to credit the Holder's balance account with DTC for such number of Warrant Shares to which the Holder is entitled, and if after such third (3rd) Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall, within three (3) Trading Days after the Holder's request and in the Holder's sole and absolute discretion, either (1) pay in cash to the Holder an amount equal to the Holder's total purchase price (including brokerage commissions, if any, but less the Exercise Price per Common Stock) for the shares of Common Stock so purchased in the Buy-In, at which point the Company's obligation to deliver such certificate (and to issue such Warrant Shares) shall terminate or (2) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Warrant Shares and pay cash to the Holder in an amount equal to the excess (if any) of Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased in the Buy-In less the product of (A) the number of shares of Common Stock purchased in the Buy-In, times (B) the Closing Sale Price of a share of Common Stock on the Exercise Date.

          (c)   To the extent permitted by law and subject to Section 5(b), the Company's obligations to issue and deliver Warrant Shares in accordance with and subject to the terms hereof (including the limitations set forth in Section 11 below) are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Subject to Section 5(b), nothing herein shall limit the Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

        6.    Charges, Taxes and Expenses.    Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense (excluding any applicable stamp duties) in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or the Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

        7.    Replacement of Warrant.    If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction (in such case) and, in each case, a customary and reasonable indemnity and surety bond, if requested by the Company. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company's obligation to issue the New Warrant.

        8.    Reservation of Warrant Shares.    The Company covenants that it will, at all times while this Warrant is outstanding, reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are initially issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable. The Company will take all such action as may be reasonably necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed. The Company further covenants that it will not, without the prior written consent of the Holder, take any actions to increase the par value of the Common Stock at any time while this Warrant is outstanding.

        9.    Certain Adjustments.    The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

          (a)    Stock Dividends and Splits.    If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock issued and outstanding on the Original Issue Date and in accordance with the terms of such stock on the Original Issue Date (or as amended) that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issues by reclassification of shares of capital stock any additional shares of Common Stock of the Company, then in each such case the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, provided, however, that if such record date shall have been fixed and such dividend is not fully paid on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends. Any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

          (b)    Pro Rata Distributions.    If the Company, at any time while this Warrant is outstanding, makes any dividend or distribution to holders of Common Stock of (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), or (iii) cash or any other property or asset (in each case, "Distributed Property"), then, the Company shall (x) cause the Holder of this Warrant to receive its share of the Distributed Property in respect of such number of Warrant Shares that such Holder would be entitled to receive had the Holder exercised this Warrant in full (and for cash) and been the record holder of such Warrant Shares immediately prior to the record date in connection with such distribution, without regard to any limitation on exercise contained herein, and taking into account any adjustments made pursuant to Section 9(a), and (y) use reasonable best efforts to timely provide to such Holder and its tax advisers, upon request, with (1) any information or tax forms (including, without limitation, IRS Form 1099 or IRS Form 1042-S) to the extent necessary to enable such Holder to prepare and file any tax returns or calculate or pay any withholding or income tax, if any, and (2) reasonable access to the Company's tax advisors in connection with the foregoing. Notwithstanding the foregoing, the Company and its tax advisors will not be responsible for preparing any such tax return for such Holder. In addition to the foregoing, if the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock rights or warrants to subscribe for or purchase any security, indebtedness or any other property or assets (an "Offering"), (A) the Holder shall be entitled to participate in such Offering in respect of such number of Warrant Shares that such Holder would be entitled to receive had the Holder exercised this Warrant in full (and for cash) and been the record holder of such Warrant Shares immediately prior to the record date in connection with such Offering, without regard to any limitation on exercise contained therein, and taking into account any adjustments made pursuant to Section 9(a), (B) in connection with such Offering with respect to Common Stock, the Holder shall receive the right to exercise this Warrant for additional Pre-Funded Warrants to Purchase Common Stock, in substantially the form of this Warrant (each an "Additional Pre-Funded Warrant"), to purchase the applicable number of shares of Common Stock that the Holder is entitled to pursuant to this Section 9(b) with respect to such Offering, in lieu of acquiring such applicable number of shares of Common Stock, and (C) in connection with such Offering with respect to securities that are convertible or exchangeable into Common Stock, the Holder shall receive the right to such convertible securities, except that such convertible securities shall be convertible into the right to Additional Pre-Funded Warrants to purchase the applicable number of shares of Common Stock that the Holder is entitled pursuant to this Section 9(b) with respect to such Offering, in lieu of acquiring such applicable number of convertible securities that are convertible into Common Stock.

          (c)    Fundamental Transactions.    If, at any time while this Warrant is outstanding, (i) the Company directly, or indirectly, through subsidiaries, Affiliates or otherwise, in one or more related transactions, (1) consolidates or merges with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (2) sells, assigns, transfers, conveys or otherwise disposes of all or substantially all of the properties or assets of the Company or any of its "significant subsidiaries" (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (3) makes, or allows one or more Subject Entities to make, or allows the Company to be subject to or have its shares of Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (4) consummates a stock purchase or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (5) reorganizes, recapitalizes or reclassifies its shares of Common Stock (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above), (ii) the Company directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allows any Subject Entity individually or the Subject Entities in the aggregate to be or become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock not held by all such Subject Entities as of the date of this Warrant calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their Common Stock without approval of the stockholders of the Company or (iii) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, there is an issuance by the Company or the Company enters into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction (in any such case, a "Fundamental Transaction"), then following such Fundamental Transaction the Holder shall have the right to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein (the "Alternate Consideration"). The Company shall not effect any Fundamental Transaction in which the Company is not the surviving entity or the Alternate Consideration includes securities of another Person unless (x) the Alternate Consideration is solely cash and the Company provides for the simultaneous "cashless exercise" of this Warrant pursuant to Section 10 below, or (y) prior to or simultaneously with the consummation thereof, any successor to the Company, surviving entity or other Person (including any purchaser of assets of the Company) shall assume the obligation to deliver to the Holder such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to receive, and the other obligations under this Warrant. The provisions of this Section 9(c) shall similarly apply to subsequent transactions analogous of a Fundamental Transaction type.

          (d)    Number of Warrant Shares.    Simultaneously with any adjustment to the Exercise Price pursuant to Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

          (e)    Calculations.    All calculations under this Section 9 shall be made to the nearest one-tenth of one cent or the nearest share, as applicable.

          (f)    Notice of Adjustments.    Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's transfer agent.

          (g)    Notice of Corporate Events.    If, while this Warrant is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then, the Company shall deliver to the Holder a notice of such transaction at least ten (10) days prior to the applicable record and effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice (but the Company shall remain liable to the Holder for any damages resulting therefrom). In addition, if while this Warrant is outstanding, the Company authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction contemplated by Section 9(c), other than a Fundamental Transaction under clause (iii) of Section 9(c), the Company shall deliver to the Holder a notice of such Fundamental Transaction at least thirty (30) days prior to the date such Fundamental Transaction is consummated. Holder agrees to maintain any information disclosed pursuant to this Section 9(g) in confidence until such information is publicly available, and shall comply with applicable law with respect to trading in the Company's securities following receipt any such information.

        10.    Payment of Exercise Price.    Notwithstanding anything contained herein to the contrary, the Holder may, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect in its sole discretion, to satisfy its obligation to pay the Exercise Price through a "cashless exercise," in which event the Company shall issue to the Holder, free of any withholding or deduction for any taxes, the net number of Warrant Shares in an exchange of securities effected pursuant to Section 3(a)(9) of the Securities Act, as determined according to the following formula:

X = Y [(A–B)/A]

where:

"X" equals the number of Warrant Shares to be issued to the Holder;

"Y" equals the total number of Warrant Shares with respect to which this Warrant is then being exercised;

"A" equals the Closing Sale Prices of the shares of Common Stock (as reported by Bloomberg Financial Markets) as of the Trading Day on the date immediately preceding the Exercise Date; and

"B" equals the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

        For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a "cashless exercise" transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued (provided that the Commission continues to take the position that such treatment is proper at the time of such exercise). In the event that a registration statement registering the issuance or resale of Warrant Shares is, for any reason, not effective at the time of exercise of this Warrant, then the Warrant may only be exercised through a cashless exercise, as set forth in this Section 10. Except as set forth in Section 5(b) (Buy-In remedy) and Section 12 (payment of cash in lieu of fractional shares), in no event will the exercise of this Warrant be settled in cash.

        11.    Limitations on Exercise.

          (a)   Notwithstanding anything to the contrary contained herein, the Company shall not effect any exercise of this Warrant, and the Holder shall not be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect or immediately prior to such exercise, would cause (i) the aggregate number of shares of Common Stock beneficially owned by the Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act (such as any other members of a Section 13(d) "group"), to exceed 4.99% (the "Maximum Percentage") of the total number of issued and outstanding shares of Common Stock of the Company following such exercise, or (ii) the combined voting power of the securities of the Company beneficially owned by the Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act (such as any other members of a Section 13(d) "group") to exceed 4.99% of the combined voting power of all of the securities of the Company then outstanding following such exercise. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-Q or Form 10-K, as the case may be, filed with the Commission prior to the date of exercise, (y) a more recent public announcement by the Company, or (z) any other written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written request of the Holder, the Company shall within three (3) Trading Days following receipt of the written request confirm in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 19.99% specified in such notice; provided that any such increase will not be effective until the sixty-first (61st) day after such written notice is delivered to the Company. For purposes of this Section 11(a), the aggregate number of shares of Common Stock or voting securities beneficially owned by the Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act (such as any other members of a Section 13(d) "group") shall include the shares of Common Stock issuable upon the exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (1) exercise of the remaining unexercised and non-cancelled portion of this Warrant by the Holder and (2) exercise or conversion of the unexercised, non-converted or non-cancelled portion of any other securities of the Company that do not have voting power (including without limitation any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including without limitation any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock), is subject to a limitation on conversion or exercise analogous to the limitation contained herein and is beneficially owned by the Holder or any of its Affiliates and other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act (such as any other members of a Section 13(d) "group").

          (b)   This Section 11 shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9(c) of this Warrant.

        12.    No Fractional Shares.    No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the number of Warrant Shares to be issued shall be rounded down to the next whole number and the Company shall pay the Holder in cash the fair market value (based on the Closing Sale Price) for any such fractional shares.

        13.    Notices.    Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or confirmed e-mail at the facsimile number or e-mail address specified in the books and records of the Transfer Agent prior to 5:30 P.M., New York City time, on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or confirmed e-mail at the facsimile number or e-mail address specified in the books and records of the Transfer Agent on a day that is not a Trading Day or later than 5:30 P.M., New York City time, on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, or (iv) upon actual receipt by the Person to whom such notice is required to be given, if by hand delivery.

        14.    Warrant Agent.    The Company shall initially serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

        15.    Miscellaneous.

          (a)    No Rights as a Stockholder.    Except as set forth in Section 9(b) of this Warrant, the Holder, solely in such Person's capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person's capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, amalgamation, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

          (b)    Authorized Shares.    (i) Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate or articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

             (ii)  Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

          (c)    Successors and Assigns.    Subject to compliance with applicable securities laws, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company without the written consent of the Holder, except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the Company and the Holder and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

          (d)    Amendment and Waiver.    Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

          (e)    Acceptance.    Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

          (f)    Governing Law; Jurisdiction.    ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PERSON AT THE ADDRESS IN EFFECT FOR NOTICES TO IT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

          (g)    Headings.    The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (h)    Severability.    In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby, and the Company and the Holder will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

          (i)    Interpretation.    For purposes of this Warrant, (a) the words "include," "includes" and "including" are deemed to be followed by the words "without limitation"; (b) the word "or" is not exclusive; and (c) the words "herein," "hereof, "hereby," "hereto" and "hereunder" refer to this Warrant as a whole. Unless the context otherwise requires, references herein: (x) to sections and schedules mean the sections of, and schedules attached to, this Warrant; (y) to an agreement, instrument, or other document means such agreement, instrument, or other document (as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof/without regard to subsequent amendments, supplements, and modifications thereto); and (z) to a statute means such statute (as amended from time to time and includes/enforced at the time and date of this Warrant becoming effective) and does not include any successor legislation thereto and any regulations promulgated thereunder. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The schedules referred to herein shall be construed with, and as an integral part of, this Warrant to the same extent as if they were set forth verbatim herein. All references to "$" or "dollars" mean the lawful currency of the United States of America. Whenever the singular is used in this Warrant, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate.

          (j)    Remedies.    The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to seek specific performance of its rights under this Warrant. The Company agrees that monetary damages may not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

LEAP THERAPEUTICS, INC.
By:
Name:
Title:

SCHEDULE 1

FORM OF EXERCISE NOTICE

[To be executed by the Holder to purchase shares of Common Stock under the Warrant]

Ladies and Gentlemen:

        (1)   The undersigned is the Holder of Warrant No.     (the "Warrant") issued by Leap Therapeutics, Inc., a Delaware corporation (the "Company"). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

        (2)   The undersigned hereby exercises its right to purchase Warrant Shares pursuant to the Warrant.

        (3)   The Holder intends that payment of the Exercise Price shall be made as (check one):

    ☐
    Cash Exercise

    ☐
    "Cashless Exercise" under Section 10 of the Warrant

        (4)   If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $ in immediately available funds to the Company in accordance with the terms of the Warrant.

        (5)   Pursuant to this Exercise Notice, the Company shall deliver to the Holder Warrant Shares determined in accordance with the terms of the Warrant.

        (6)   By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended) permitted to be owned under Section 11(a) of the Warrant to which this notice relates.

Dated:
Name of Holder:
By:
Name:
Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

ANNEX C
Form of Series A Coverage Warrant

FORM FINAL

        THIS WARRANT AND THE UNDERLYING SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.

LEAP THERAPEUTICS, INC.

WARRANT TO PURCHASE COMMON STOCK OR PRE-FUNDED WARRANTS

Warrant No.: 2020-[            ]
Number of Warrant Shares: [            ]
Date of Issuance: [            ], 2020 ("Issuance Date")
Expiration Date: [                        ](1) ("Expiration Date")

        Leap Therapeutics, Inc., a Delaware corporation (the "Company"), certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [Purchaser], the registered holder hereof or its permitted assigns (the "Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at the Exercise Price (as defined in Section 1(c) below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to purchase Common Stock issued in exchange, transfer or replacement hereof, the "Warrant"), at any time or times on or after the Issuance Date (the "Exercisability Date"), but not after 11:59 p.m., New York Time, on the Expiration Date, [            ] Warrant Shares (as defined below), provided, however, if at the time of exercise, the Holder or its Affiliates then holds any Pre-Funded Warrants, this Warrant shall instead be exercisable for additional Pre-Funded Warrants to purchase [            ] shares of Common Stock, subject to adjustment as provided herein. For the avoidance of doubt, except for the payment of the exercise price for the underlying shares of Common Stock upon exercise of the Pre-Funded Warrants, there is intended to be no economic difference in this Warrant between its exercise for shares of Common Stock or Pre-Funded Warrants. Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 16.

        1.    EXERCISE OF WARRANT.

          (a)    Mechanics of Exercise.    Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 4(a)), this Warrant may be exercised by the Holder on any day on or after the Exercisability Date, in whole or in part (but not as to fractional shares), by (i) delivery of a written notice (including via email or fax), in the form attached hereto as Exhibit A (the "Exercise Notice"), of the Holder's election to exercise this Warrant to the Company, and (ii) if the Holder is not electing a Cashless Exercise (as defined below) pursuant to Section 1(d) of this Warrant, payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "Aggregate Exercise Price") in cash or wire transfer of immediately available funds

(1)
NTD: To be date that is seven years from the closing date of the main transaction.

  (a "Cash Exercise"). The Holder shall not be required to surrender this Warrant in order to effect an exercise hereunder, provided, that in the event of an exercise of this Warrant for all Warrant Shares then issuable hereunder, the Holder shall surrender this Warrant to the Company by the third (3rd) Trading Day following the Share Delivery Date (as defined below). On or before the first (1st) Trading Day following the date on which the Company has received the Exercise Notice, the Company shall transmit by email or facsimile an acknowledgement of confirmation of receipt of the Exercise Notice to the Holder. No ink original or medallion guarantee shall be required on any Exercise Notice. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder's or its designee's balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (or any equivalent or replacement system) if the Company is then a participant in such system and either (with respect to the Common Stock) (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrant), and otherwise by physical delivery of a certificate or copy of book-entry form representing such shares, registered in the Company's share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Exercise Notice, by the date that is the earlier of (i) two (2) Trading Days after the delivery to the Company of the Exercise Notice, and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Exercise Notice (such date, the "Share Delivery Date"), provided, that, except in the case of a cashless exercise of the Warrant, the Company shall have received the Aggregate Exercise Price payable by the Holder for the Warrant Shares purchased hereunder on or prior to the applicable Share Delivery Date. Notwithstanding the foregoing, if this Warrant is being exercised for Warrant Shares that constitute Pre-Funded Warrants instead of shares of Common Stock, the Company shall deliver to the Holder, or shall cause the Transfer Agent to deliver to the Holder, such Pre-Funded Warrants. Such Pre-Funded Warrants may be delivered in certificated or paper form and shall not be required to be delivered to the Holder by crediting such Pre-Funded Warrants to the account of the Holder's or its designee's balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (or any equivalent or replacement system). If the Company fails for any reason (other than failure to receive any applicable Aggregate Exercise Price) to deliver to the Holder the Warrant Shares subject to an Exercise Notice by the Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the Weighted Average Price of the Common Stock on the date of the applicable Exercise Notice), $10 per Trading Day (increasing to $20 per Trading Day on the fifth (5th) Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise as provided in the next sentence, provided, however, that Holder shall not be entitled to any liquidated damages pursuant to this sentence if Holder is entitled to a cash payment in accordance with the provisions set forth in the next paragraph in connection with a Buy-In. Any payments made pursuant to this Section 1(a) shall not constitute the Holder's exclusive remedy for such events; provided further, however, that any payments made by the Company pursuant to this Section 1(a) shall reduce the amount of any damages that the Holder may be entitled to as a remedy for such events. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to this Section 1(a) by the Share Delivery Date, then the Holder will have the right to rescind such exercise. The Company agrees that the Transfer Agent shall at all times be a participant in the FAST program (or any equivalent or replacement program) so long as this Warrant remains outstanding and exercisable. Upon delivery of the Exercise Notice, so long as the Aggregate Exercise Price, in the case of a Cash Exercise, is delivered to the Company on or before the first (1st) Trading Day following delivery of the Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are issued and deposited into the Holder's account with the Transfer Agent. If the Aggregate Exercise Price, in the case of a Cash Exercise, is delivered to the Company any time after the first (1st) Trading Day following delivery of the Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised on the date of delivery of the Aggregate Exercise Price. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than two (2) Trading Days after any exercise and at the Company's own expense, issue a new Warrant (in accordance with Section 8(e)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable based on the income of the Holder or in respect of any transfer involved in the registration of any certificates or book-entry notation for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of transferring this Warrant.

          (b)    Buy-In Remedy.    In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to issue and deposit into the Holder's account with the Transfer Agent such number of Warrant Shares to which the Holder is entitled upon the Holder's exercise pursuant to an exercise on or before the Share Delivery Date, and if after such Share Delivery Date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (i) pay in cash to the Holder the amount, if any, by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock, so purchased in such Buy-In (the "Buy-In Price") exceeds (y) the amount obtained by multiplying (1) the number of shares of Common Stock purchased in such Buy-In by (2) the price at which the sell order giving rise to such Buy-In was executed, and (ii) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder (in which case, if Holder has not previously delivered to the Company the Aggregate Exercise Price for such shares of Common Stock, Holder shall be required to deliver such Aggregate Exercise Price to the Company prior the delivery of such shares of Common Stock). For all purposes of this Section 1(b), references to Warrant Shares shall include shares of Common Stock underlying the Pre-Funded Warrants. For the avoidance of doubt, the remedy provided in this Section 1(b) shall be in addition to (and not in limitation of) any remedy provided under the Pre-Funded Warrants.

          (c)    Exercise Price.    For purposes of this Warrant, "Exercise Price" initially means $2.11 per share of Common Stock or Pre-Funded Warrant, as applicable, subject to adjustment as provided herein. For the avoidance of doubt, all references to the "Exercise Price" herein refers to the then current Exercise Price. If this Warrant is exercised for Pre-Funded Warrants, the Exercise Price shall be reduced to account for the exercise price of the underlying shares of Common Stock upon exercise of the Pre-Funded Warrants.

          (d)    Cashless Exercise.    Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock or Pre-Funded Warrants, as applicable, determined according to the following formula (a "Cashless Exercise"):

For purposes of the foregoing formula:
A =	the total number of Warrant Shares with respect to which this Warrant is then being exercised.
B =	the Weighted Average Price of the shares of Common Stock (as reported by Bloomberg) on the date immediately preceding the date of the Exercise Notice.
C =	the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

          The Company hereby covenants and agrees that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder pursuant to Rule 3(a)(9) of the Securities Act. The Company hereby covenants and agrees, further, to use reasonable best efforts to treat any such Cashless Exercise as a "recapitalization" pursuant to a "plan of reorganization" within the meaning of Section 368(a)(1)(E) of the Code, or otherwise as a "nonrecognition" event for U.S. federal income tax purposes, unless an alternative treatment is required as a result of a "final determination" within the meaning of Section 1313(a) of the Code.

          (e)    No Fractional Shares or Scrip.    No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

        2.    ADJUSTMENT OF EXERCISE PRICE.

          The Exercise Price for the Warrant Shares shall be subject to adjustment (without duplication) upon the occurrence of any of the following events at any time while this Warrant is outstanding:

          (a)    Stock Dividends, Combinations and Splits.    The issuance of Common Stock as a dividend or distribution to all holders of Common Stock, or a subdivision, combination, split, reverse split or reclassification of the outstanding shares of Common Stock into a greater or smaller number of shares, in which event the Exercise Price shall be adjusted based on the following formula:

where:
E1 =
the Exercise Price in effect immediately after (i) 9:00 a.m., New York City time (the "Open of Business") on the first date on which the Common Stock can be traded without the right to receive an issuance or distribution (the "Ex-Date") in the case of a dividend or distribution or (ii) the consummation of the transaction in the case of a subdivision, combination, split, reverse split or reclassification;

E0 =	the Exercise Price in effect immediately prior to (i) the Open of Business on the Ex-Date in the case of a dividend or distribution or (ii) the consummation of the transaction in the case of a subdivision, combination, split, reverse split or reclassification;
N0 =
the number of shares of Common Stock outstanding immediately prior to (i) the Open of Business on the Record Date in the case of a dividend or distribution or (ii) the consummation of the transaction in the case of a subdivision, combination, split, reverse split or reclassification; and
N1 =
the number of shares of Common Stock equal to (i) in the case of a dividend or distribution, the sum of the number of shares outstanding immediately prior to the Open of Business on the Record Date for such dividend or distribution plus the total number of shares issued pursuant to such dividend or distribution or (ii) in the case of a subdivision, combination, split, reverse split or reclassification, the number of shares outstanding immediately after such subdivision, combination, split, reverse split or reclassification.

  Such adjustment shall become effective immediately after (i) the Open of Business on the Ex-Date in the case of a dividend or distribution or (ii) the consummation of the transaction in the case of a subdivision, combination, split, reverse split or reclassification. If any dividend or distribution or subdivision, combination, split, reverse split or reclassification of the type described in this Section 2 is declared or announced but not so paid or made, the Exercise Price shall again be adjusted to the Exercise Price that would then be in effect if such dividend or distribution or subdivision, combination, split, reverse split or reclassification had not been declared or announced, as the case may be.

        If any event occurs of the type contemplated by the provisions of Section 2(a) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features to the holders of the Company's equity securities), then the Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the Holder; provided, that no such adjustment pursuant to this paragraph will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.

          (b)    Below Exercise Price Issuances.    Other than any dividend or distribution covered in Section 2(c), below, if there is an issuance of Convertible Securities with an Effective Price lower than the Exercise Price, the Exercise Price will be adjusted to be the Effective Price of such Convertible Securities being issued. Such adjustment shall become effective immediately after the Open of Business on the second Business Day preceding (i) the Ex-Date in the case of a dividend or distribution or (ii) the date of the issuance in the case of an issuance other than a dividend or distribution. In the event that an issuance of such Convertible Securities is announced but such Convertible Securities are not so issued, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such issuance had not occurred.

          (c)    Other Dividends and Distributions.    The issuance as a dividend or distribution to any holders of Common Stock of evidences of indebtedness, shares of capital stock or other securities (other than Common Stock that is the subject of Section 2(a) above, or Purchase Rights that are the subject of Section 4(b) below), cash or other property, in which event the Exercise Price will be adjusted based on the following formula:

where:
E1 =	the Exercise Price in effect immediately after the Open of Business on the Ex-Date for such dividend or distribution;
E0 =	the Exercise Price in effect immediately prior to the Open of Business on the Ex-Date for such dividend or distribution;
P =	the Weighted Average Price of a share of Common Stock immediately prior to the Open of Business on the second Business Day preceding the Ex-Date for such dividend or distribution; and
FMV =	the Fair Market Value of the portion of such dividend or distribution applicable to one share of Common Stock as of the Open of Business on the Ex-Date for such dividend or distribution.

  Such decrease shall become effective immediately after the Open of Business on the Ex-Date for such dividend or distribution. In the event that such dividend or distribution is declared or announced but not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such distribution had not been declared or announced.

          (d)    Tender or Exchange Offer.    The payment in respect of any tender offer or exchange offer by the Company for outstanding Common Stock on a pro rata basis, where the cash and Weighted Average Price of any other consideration included in the payment per share of the Common Stock exceeds the Weighted Average Price of a share of Common Stock as of the Open of Business on the second Business Day preceding the expiration date of the tender or exchange offer (the "Offer Expiration Date"), in which event the Exercise Price will be adjusted based on the following formula:

where:
E1 =	the Exercise Price in effect immediately after the Close of Business on the Offer Expiration Date;
E0 =	the Exercise Price in effect immediately prior to the Close of Business on the Offer Expiration Date;
N0 =	the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer (prior to giving effect to the purchase or exchange of shares);
N1 =	the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer (after giving effect to the purchase or exchange of shares);
A =	the aggregate cash and Weighted Average Price of any other consideration payable for shares of Common Stock purchased in such tender offer or exchange offer; and

P =	the Weighted Average Price of a share of Common Stock as of the Open of Business on the second Business Day preceding the Offer Expiration Date.

  An adjustment, if any, to the Exercise Price pursuant to this Section 2(d) shall become effective immediately after the Close of Business on the Offer Expiration Date. In the event that the Company or a Subsidiary of the Company is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Company or such Subsidiary is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such tender offer or exchange offer had not been made. Except as set forth in the preceding sentence, if the application of this Section 2(d) to any tender offer or exchange offer would result in an increase in the Exercise Price, no adjustment shall be made for such tender offer or exchange offer under this Section 2(d).

          (e)    Multiple Adjustments.    If any single action would require adjustment of the Exercise Price pursuant to more than one subsection of this Section 2, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest, relative to the rights and interests of the registered holders of the Warrants then outstanding, absolute value. For the purpose of calculations pursuant to this Section 2, the number of shares of Common Stock outstanding shall be based solely on the number of shares of Common Stock outstanding on the applicable date of determination, without giving effect to the conversion of any Convertible Securities outstanding as of such date.

          (f)    Tax Adjustments.    The Company may from time to time, to the extent permitted by law, decrease the Exercise Price and/or increase the number of Warrants held by the Holder hereunder by any amount for any period of at least twenty (20) days. In that case, the Company shall give the Holder at least ten (10) days' prior written notice of such increase or decrease, and such notice shall state the decreased Exercise Price and/or increased number of Warrant Shares and the period during which the decrease and/or increase will be in effect. The Company may make such decreases in the Exercise Price, in addition to those set forth in this Section 2, as the Company deems advisable, including to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

          (g)    Adjustment Timing.    Solely with respect to an exercise of this Warrant for Common Stock, notwithstanding anything to the contrary set forth in this Section 2 or any other provision of this Warrant, if an Exercise Price adjustment becomes effective on any Ex-Date, and a Holder that has exercised this Warrant on or after such Ex-Date and on or prior to the related Record Date would be treated as the record holder of the Common Stock on or prior to such Record Date, then, the Exercise Price adjustment relating to such Ex-Date will not be made for such exercising Holder. Instead, such Holder will be treated as if it were the record owner of shares of Common Stock on an un-adjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

        3.    ADJUSTMENTS TO NUMBER OF WARRANTS.    Concurrently with any adjustment to the Exercise Price under Section 2 (other than Section 2(b)), the number of Warrant Shares hereunder will be adjusted such that the number of Warrant Shares in effect immediately following the effectiveness of such adjustment will be equal to the number of Warrant Shares in effect immediately prior to such adjustment, multiplied by a fraction, (i) the numerator of which is the Exercise Price in effect immediately prior to such adjustment, and (ii) the denominator of which is the Exercise Price in effect immediately following such adjustment.

        4.    PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

          (a)    Purchase Rights.    If at any time prior to the Expiration Date the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to all of the record holders of any class of shares of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (and, if applicable, subsequent exercise of the Pre-Funded Warrant), assuming a Cash Exercise for Common Stock (in both cases, and without regard to any limitations on the exercise of this Warrant or the Pre-Funded Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, if the Holder then holds any amount of Pre-Funded Warrant, to the extent that the Holder's right to participate in any such Purchase Rights would result in the Holder exceeding the Maximum Percentage (as defined in the Pre-Funded Warrant), then the Holder shall be entitled to purchase additional Pre-Funded Warrants in lieu of shares of Common Stock underlying (directly or indirectly) such Purchase Rights.

          (b)    Fundamental Transactions.    Upon the occurrence of any Fundamental Transaction in which the Company is neither the Successor Entity nor the Parent Entity of the Successor Entity, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive shares of stock, securities, cash, assets or any other property with respect to or in exchange for shares of Common Stock, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of such Fundamental Transaction, in lieu of, or in addition to, the shares of the Common Stock (or other share of stock, securities, cash, assets or other property purchasable upon the exercise of the Warrant prior to such Fundamental Transaction), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights), if any, that the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been exercised immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive shares of stock, securities, cash, assets or any other property with respect to or in exchange for shares of Common Stock, the Company shall make appropriate provision to ensure that the Holder will thereafter have the right to receive upon exercise of this Warrant within thirty (30) days after the consummation of the Fundamental Transaction but, in any event, prior to the Expiration Date, in lieu of, or in addition to, the Warrant Shares (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Warrant been exercised immediately prior to such Fundamental Transaction.

        5.    RESERVATION OF WARRANT SHARES.    The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved shares of Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, at least a number of shares of Common Stock equal to 100% of the number of shares of Common Stock which are then issuable and deliverable upon the Cash Exercise of this entire Warrant for shares of Common Stock (and not for Pre-Funded Warrants), assuming a Cash Exercise of the Warrant (the "Required Reserve Amount"), free from preemptive or any other contingent purchase rights of Persons other than the Holder (taking into account the adjustments and restrictions in Section 2). The Company covenants that all shares of Common Stock so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such actions as may be reasonably necessary, including but not limited to seeking stockholder approval, to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any Eligible Market upon which the Common Stock may be listed.

        6.    INSUFFICIENT AUTHORIZED SHARES.    If at any time while this Warrant remains outstanding the Company does not have reserved for issuance upon exercise of this Warrant at least the then Required Reserve Amount (an "Authorized Share Failure"), then the Company shall immediately take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for this Warrant then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than one hundred and twenty (120) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause the Board of Directors to recommend to the stockholders that they approve such proposal.

        7.    WARRANT HOLDER NOT DEEMED A STOCKHOLDER.    Except as otherwise specifically provided herein, the Holder, solely in such Person's capacity as a Holder, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person's capacity as a Holder, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

        8.    REGISTRATION AND REISSUANCE OF WARRANTS.

          (a)    Registration of Warrant.    The Company shall register this Warrant, upon the records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary. The Company shall also register any transfer, exchange, reissuance or cancellation of any portion of this Warrant in the Warrant Register. This Warrant shall automatically be cancelled at 11:59:01 p.m.,

  New York time, on the Expiration Date and upon such cancellation, the Company shall register the cancellation of this Warrant in the Warrant Register.

          (b)    Transfer of Warrant.    This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, except as may otherwise be required by applicable securities laws. Subject to applicable securities laws, if this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, together with all applicable transfer taxes and all additional documentation (including, without limitation, an opinion of counsel reasonably satisfactory to the Company) reasonably requested by the Company to confirm that any such transfer of this Warrant complies with applicable securities laws, whereupon the Company will promptly issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 8(e)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 8(e)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred. The acceptance and execution of the new Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the new Warrant that the Holder has in respect of this Warrant.

          (c)    Lost, Stolen or Mutilated Warrant.    Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, if requested by the Company, of any indemnification undertaking by the Holder to the Company in customary form by the Holder to the Company (but without the requirement to post a bond) and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 8(e)) representing the right to purchase the Warrant Shares then underlying this Warrant.

          (d)    Exchangeable for Multiple Warrants.    This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, together with all applicable transfer taxes, for a new Warrant or Warrants (in accordance with Section 8(e)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that the Company shall not be required to issue new Warrants for fractional Warrant Shares hereunder.

          (e)    Issuance of New Warrants.    Whenever the Company or its Transfer Agent, as directed by the Company, is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall (i) be of like tenor with this Warrant, (ii) represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 8(b) or Section 8(c) , the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date and (iv) have the same terms and conditions as this Warrant.

        9.    NOTICES.    Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in writing, (a) if delivered from within the domestic United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or email or (b) if delivered from outside the United States, by International Federal Express or by facsimile or email and (c) will be deemed given (i) if delivered by first-class registered or certified domestic mail, three (3) Business Days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after so mailed, (iii) if delivered by

International Federal Express, two (2) Business Days after so mailed, and (iv) if delivered by facsimile, upon electronic confirmation of receipt, or email, upon receipt, and will be delivered and addressed as follows:

  (a)
  If to the Company, to

  Leap Therapeutics, Inc.
  47 Thorndike St, Suite B1-1
  Cambridge, MA 02141
  Facsimile number: 617-588-1606
  Email address: PIPEnotices@leaptx.com
  Attn: Chief Financial Officer

  (b)
  If to the Holder, to

    [Purchaser].

        The Company shall give written notice to the Holder (i) reasonably promptly following any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation; provided, that in each case, such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder; and provided, further, that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporation action required to be specified in such notice. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Warrant, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its subsidiaries, the Company shall contemporaneously with any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise in accordance with applicable laws. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its subsidiaries.

        10.    NONCIRCUMVENTION.    The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or Bylaws, each as currently in effect, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) shall use all reasonable efforts to take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock and shares of Pre-Funded Warrants, as applicable, upon the exercise of this Warrant.

        11.    AMENDMENT AND WAIVER.    Except as otherwise provided herein, the provisions of this Warrant may not be modified, amended or waived except pursuant to an instrument in writing signed by the Company and the Holder. The Company may not take any action herein prohibited, or omit to perform any act herein required to be performed by it without the written consent of the Holder and the Holder may not take any action herein prohibited, or omit to perform any act herein required to be performed by it without the written consent of the Company.

        12.    GOVERNING LAW; WAIVER OF JURY TRIAL.    This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. THE COMPANY AND THE HOLDER EACH HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

        13.    CONSTRUCTION; HEADINGS.    This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

        14.    DISPUTE RESOLUTION.    In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via email or facsimile within two (2) Trading Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within five (5) Trading Days after such disputed determination or arithmetic calculation is submitted to the Holder, then the Company shall, within two (2) Trading Days, submit via email or facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company's independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten (10) Trading Days after the date that such investment bank or accountant, as the case may be, receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. The expenses of the investment bank and accountant will be borne by the Company unless the investment bank or accountant determines that the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares by the Holder was incorrect, in which case the expenses of the investment bank and accountant will be borne by the Holder.

        15.    REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.    The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief). The Company acknowledges that a breach by it of its obligations hereunder may cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to seek an injunction restraining any breach, specific performance and any other relief that may be available from a court of competent jurisdiction, and in any case no bond or other security shall be required in connection therewith.

        16.    CERTAIN DEFINITIONS.    For purposes of this Warrant, the following terms shall have the following meanings:

  (a)
  "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that "control" of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

  (b)
  "Bloomberg" means Bloomberg Financial Markets.

  (c)
  "Board of Directors" means the Board of Directors of the Company.

  (d)
  "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York are open for the general transaction of business.

  (e)
  "Code" means the U.S. Internal Revenue Code of 1986, as amended (including any successor statute).

  (f)
  "Common Stock" means (i) the Company's shares of Common Stock, $0.001 par value per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

  (g)
  "Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

  (h)
  "Effective Consideration" means the amount paid or payable to acquire shares of Common Stock (or in the case of Convertible Securities, the amount paid or payable to acquire the Convertible Security, if any, plus the exercise price for the underlying Common Stock).

  (i)
  "Eligible Market" means the Principal Market, The New York Stock Exchange, Inc., the NYSE American LLC, The Nasdaq Stock Market, or the OTC Bulletin Board.

  (j)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (k)
  "Fair Market Value" means, as of the applicable date of determination, the fair market value of a dividend or distribution as determined reasonably and in good faith by the Board of Directors and the Holder; provided, that if the Board of Directors and the Holder cannot mutually agree on a determination of Fair Market Value within 30 days of the Ex-Date, the Fair Market Value shall be determined by an independent appraiser selected by the Board of Directors and reasonably satisfactory to the Holder (the "Appraiser"). The determination of Fair Market Value by the Appraiser shall be final and binding upon the parties hereto, absent fraud or manifest error, and the Company shall pay the fees and expenses of the Appraiser.

  (l)
  "Fundamental Transaction" means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its "significant subsidiaries" (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its shares of Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock purchase or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its shares of Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock not held by all such Subject Entities as of the date of this Warrant calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their Common Stock without approval of the stockholders of the Company, or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance by the Company of or the entering by the Company into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

  (m)
  "Group" means a "group" as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

  (n)
  "Options" means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

  (o)
  "Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

  (p)
  "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

  (q)
  "Pre-Funded Warrants" means the Pre-Funded Warrants as defined in the Securities Purchase Agreement.

  (r)
  "Principal Market" means the NASDAQ Global Market.

  (s)
  "Record Date" means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such Cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

  (t)
  "Securities Purchase Agreement" means that certain securities purchase agreement, dated January 3, 2020, by and among the Company and the Purchasers named therein.

  (u)
  "Standard Settlement Period" means the standard settlement period, expressed in a number of Trading Days, on the Company's primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Exercise Notice.

  (v)
  "Successor Entity" means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

  (w)
  "Subject Entity" means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

  (x)
  "Subsidiary" means, as to any Person, any corporation, partnership, limited liability company or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or other interests having by their terms voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly beneficially owned or controlled by such party or by any one or more of its subsidiaries, or by such party and one or more of its subsidiaries.

  (y)
  "Trading Day" means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

  (z)
  "Transfer Agent" means Continental Stock Transfer & Trust Company, or any other successor Person appointed to act in the capacity of transfer agent of the Company.

  (aa)
  "Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg through its "Volume at Price" function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the OTC Pink Market maintained by OTC Markets Group Inc. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 14 with the term "Weighted Average Price" being substituted for the term "Exercise Price." All such determinations shall be appropriately adjusted for any share dividend, share split or other similar transaction during such period.

  (bb)
  "Warrant Shares" means, fully paid and nonassessable shares of Common Stock, provided, however, if at the time of exercise, the Holder or its Affiliates then holds any Pre-Funded Warrants, the term "Warrant Shares" shall instead refer to Pre-Funded Warrants to purchase shares of Common Stock.

[Signature Page Follows]

        IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock or Pre-Funded Warrants to be duly executed as of the Issuance Date set out above.

LEAP THERAPEUTICS, INC.
By:
Name:
Title:

Accepted as of the date first written above:

[HOLDER]
By:
Name:
Title:

[Signature Page to Series A Coverage Warrant]

WARRANT HOLDERS

Investor	Warrants

Total

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT TO PURCHASE COMMON STOCK OR PRE-FUNDED WARRANTS

LEAP THERAPEUTICS, INC.

        The undersigned holder hereby exercises the right to purchase [                ][shares of [Common Stock/Pre-Funded Warrants] ("Warrant Shares") of Leap Therapeutics, Inc., a Delaware corporation (the "Company"), evidenced by the attached Warrant to Purchase Common Stock or Pre-Funded Warrants (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

        1.    Exercise Price.    The Holder intends that payment of the Exercise Price shall be made as (check one):

        ☐ Cash Exercise under Section 1(a).

        ☐ Cashless Exercise under Section 1(d).

        2.    Cash Exercise.    If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $[                                    ] to the Company in accordance with the terms of the Warrant.

        3.    Delivery of Warrant Shares.    The Company shall deliver to the holder Warrant Shares in accordance with the terms of the Warrant. If the shares are to be delivered electronically, please complete the Depositary information below.

        4.    Representations and Warranties.    By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of [Common Stock/Pre-Funded Warrants] (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended) permitted to be owned under Section 4(a) of this Warrant to which this notice relates.

DATED:
(Signature must conform in all respects to name of the Holder as specified on the face of the Warrant)
Registered Holder
Address:
If shares are to be delivered electronically: Broker name: Broker Depositary account #: Account at Broker shares are to be delivered to:

ACKNOWLEDGMENT

        The Company hereby acknowledges this Exercise Notice.

LEAP THERAPEUTICS, INC.
By:
Name:
Title:

ANNEX D

Form of Series B Coverage Warrant

        THIS WARRANT AND THE UNDERLYING SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.

LEAP THERAPEUTICS, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No.: 2020-[            ]
Number of Warrant Shares: [            ]
Date of Issuance: [            ], 2020 ("Issuance Date")
Expiration Date: [            ](1) ("Expiration Date")

        Leap Therapeutics, Inc., a Delaware corporation (the "Company"), certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [Purchaser], the registered holder hereof or its permitted assigns (the "Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at the Exercise Price (as defined in Section 1(c) below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to purchase Common Stock issued in exchange, transfer or replacement hereof, the "Warrant"), at any time or times on or after the Issuance Date (the "Exercisability Date"), but not after 11:59 p.m., New York Time, on the Expiration Date, [            ] Warrant Shares (as defined below), subject to adjustment as provided herein. Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 16.

        1.    EXERCISE OF WARRANT.

          (a)    Mechanics of Exercise.    Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 4(a)), this Warrant may be exercised by the Holder on any day on or after the Exercisability Date, in whole or in part (but not as to fractional shares), by (i) delivery of a written notice (including via email or fax), in the form attached hereto as Exhibit A (the "Exercise Notice"), of the Holder's election to exercise this Warrant to the Company, and (ii) if the Holder is not electing a Cashless Exercise (as defined below) pursuant to Section 1(d) of this Warrant, payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "Aggregate Exercise Price") in cash or wire transfer of immediately available funds (a "Cash Exercise"). The Holder shall not be required to surrender this Warrant in order to effect an exercise hereunder, provided, that in the event of an exercise of this Warrant for all Warrant Shares then issuable hereunder, the Holder shall surrender this Warrant to the Company by the third (3rd) Trading Day following the Share Delivery Date (as defined below). On or before the first (1st) Trading Day following the date on which the Company has received the Exercise Notice, the Company shall transmit by email or facsimile an acknowledgement of confirmation of receipt of the Exercise Notice to the Holder. No ink original or medallion guarantee shall be required on

(1)
NTD: To be date that is seven years from the closing date of the main transaction.

  any Exercise Notice. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder's or its designee's balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (or any equivalent or replacement system) if the Company is then a participant in such system and either (with respect to the Common Stock) (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrant), and otherwise by physical delivery of a certificate or copy of book-entry form representing such shares, registered in the Company's share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Exercise Notice, by the date that is the earlier of (i) two (2) Trading Days after the delivery to the Company of the Exercise Notice, and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Exercise Notice (such date, the "Share Delivery Date"), provided, that, except in the case of a cashless exercise of the Warrant, the Company shall have received the Aggregate Exercise Price payable by the Holder for the Warrant Shares purchased hereunder on or prior to the applicable Share Delivery Date. If the Company fails for any reason (other than failure to receive any applicable Aggregate Exercise Price) to deliver to the Holder the Warrant Shares subject to an Exercise Notice by the Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the Weighted Average Price of the Common Stock on the date of the applicable Exercise Notice), $10 per Trading Day (increasing to $20 per Trading Day on the fifth (5th) Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise as provided in the next sentence, provided, however, that Holder shall not be entitled to any liquidated damages pursuant to this sentence if Holder is entitled to a cash payment in accordance with the provisions set forth in the next paragraph in connection with a Buy-In. Any payments made pursuant to this Section 1(a) shall not constitute the Holder's exclusive remedy for such events; provided further, however, that any payments made by the Company pursuant to this Section 1(a) shall reduce the amount of any damages that the Holder may be entitled to as a remedy for such events. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to this Section 1(a) by the Share Delivery Date, then the Holder will have the right to rescind such exercise. The Company agrees that the Transfer Agent shall at all times be a participant in the FAST program (or any equivalent or replacement program) so long as this Warrant remains outstanding and exercisable. Upon delivery of the Exercise Notice, so long as the Aggregate Exercise Price, in the case of a Cash Exercise, is delivered to the Company on or before the first (1st) Trading Day following delivery of the Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are issued and deposited into the Holder's account with the Transfer Agent. If the Aggregate Exercise Price, in the case of a Cash Exercise, is delivered to the Company any time after the first (1st) Trading Day following delivery of the Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised on the date of delivery of the Aggregate Exercise Price. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than two (2) Trading Days after any exercise and at the Company's own expense, issue a new Warrant (in accordance with Section 8(e)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable based on the income of the Holder or in respect of any transfer involved in the registration of any certificates or book-entry notation for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of transferring this Warrant.

          (b)    Buy-In Remedy.    In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to issue and deposit into the Holder's account with the Transfer Agent such number of Warrant Shares to which the Holder is entitled upon the Holder's exercise pursuant to an exercise on or before the Share Delivery Date, and if after such Share Delivery Date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (i) pay in cash to the Holder the amount, if any, by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock, so purchased in such Buy-In (the "Buy-In Price") exceeds (y) the amount obtained by multiplying (1) the number of shares of Common Stock purchased in such Buy-In by (2) the price at which the sell order giving rise to such Buy-In was executed, and (ii) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder (in which case, if Holder has not previously delivered to the Company the Aggregate Exercise Price for such shares of Common Stock, Holder shall be required to deliver such Aggregate Exercise Price to the Company prior the delivery of such shares of Common Stock).

          (c)    Exercise Price.    For purposes of this Warrant, "Exercise Price" initially means $2.11 per share of Common Stock, subject to adjustment as provided herein. For the avoidance of doubt, all references to the "Exercise Price" herein refers to the then current Exercise Price.

          (d)    Cashless Exercise.    Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock, determined according to the following formula (a "Cashless Exercise"):

For purposes of the foregoing formula:
A =	the total number of Warrant Shares with respect to which this Warrant is then being exercised.
B =	the Weighted Average Price of the shares of Common Stock (as reported by Bloomberg) on the date immediately preceding the date of the Exercise Notice.
C =	the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

          The Company hereby covenants and agrees that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder pursuant to Rule 3(a)(9) of the Securities Act. The Company hereby covenants and agrees, further, to use reasonable best efforts to treat any such Cashless Exercise as a "recapitalization" pursuant to a "plan of reorganization" within the meaning of Section 368(a)(1)(E) of the Code, or otherwise as a "nonrecognition" event for U.S. federal income tax purposes, unless an alternative treatment is required as a result of a "final determination" within the meaning of Section 1313(a) of the Code.

          (e)    No Fractional Shares or Scrip.    No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

        2.    ADJUSTMENT OF EXERCISE PRICE.

        The Exercise Price for the Warrant Shares shall be subject to adjustment (without duplication) upon the occurrence of any of the following events at any time while this Warrant is outstanding:

          (a)    Stock Dividends, Combinations and Splits.    The issuance of Common Stock as a dividend or distribution to all holders of Common Stock, or a subdivision, combination, split, reverse split or reclassification of the outstanding shares of Common Stock into a greater or smaller number of shares, in which event the Exercise Price shall be adjusted based on the following formula:

where:
E1 =
the Exercise Price in effect immediately after (i) 9:00 a.m., New York City time (the "Open of Business") on the first date on which the Common Stock can be traded without the right to receive an issuance or distribution (the "Ex-Date") in the case of a dividend or distribution or (ii) the consummation of the transaction in the case of a subdivision, combination, split, reverse split or reclassification;
E0 =
the Exercise Price in effect immediately prior to (i) the Open of Business on the Ex-Date in the case of a dividend or distribution or (ii) the consummation of the transaction in the case of a subdivision, combination, split, reverse split or reclassification;
N0 =
the number of shares of Common Stock outstanding immediately prior to (i) the Open of Business on the Record Date in the case of a dividend or distribution or (ii) the consummation of the transaction in the case of a subdivision, combination, split, reverse split or reclassification; and
N1 =
the number of shares of Common Stock equal to (i) in the case of a dividend or distribution, the sum of the number of shares outstanding immediately prior to the Open of Business on the Record Date for such dividend or distribution plus the total number of shares issued pursuant to such dividend or distribution or (ii) in the case of a subdivision, combination, split, reverse split or reclassification, the number of shares outstanding immediately after such subdivision, combination, split, reverse split or reclassification.

  Such adjustment shall become effective immediately after (i) the Open of Business on the Ex-Date in the case of a dividend or distribution or (ii) the consummation of the transaction in the case of a subdivision, combination, split, reverse split or reclassification. If any dividend or distribution or subdivision, combination, split, reverse split or reclassification of the type described in this Section 2 is declared or announced but not so paid or made, the Exercise Price shall again be adjusted to the Exercise Price that would then be in effect if such dividend or distribution or subdivision, combination, split, reverse split or reclassification had not been declared or announced, as the case may be.

          If any event occurs of the type contemplated by the provisions of Section 2(a) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features to the holders of the Company's equity securities), then the Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the Holder; provided, that no such adjustment pursuant to this paragraph will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.

          (b)    Below Exercise Price Issuances.    Other than any dividend or distribution covered in Section 2(c), below, if there is an issuance of Convertible Securities with an Effective Price lower than the Exercise Price, the Exercise Price will be adjusted to be the Effective Price of such Convertible Securities being issued. Such adjustment shall become effective immediately after the Open of Business on the second Business Day preceding (i) the Ex-Date in the case of a dividend or distribution or (ii) the date of the issuance in the case of an issuance other than a dividend or distribution. In the event that an issuance of such Convertible Securities is announced but such Convertible Securities are not so issued, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such issuance had not occurred.

          (c)    Other Dividends and Distributions.    The issuance as a dividend or distribution to any holders of Common Stock of evidences of indebtedness, shares of capital stock or other securities (other than Common Stock that is the subject of Section 2(a) above, or Purchase Rights that are the subject of Section 4(b) below), cash or other property, in which event the Exercise Price will be adjusted based on the following formula:

where:
E1 =	the Exercise Price in effect immediately after the Open of Business on the Ex-Date for such dividend or distribution;
E0 =	the Exercise Price in effect immediately prior to the Open of Business on the Ex-Date for such dividend or distribution;
P =	the Weighted Average Price of a share of Common Stock immediately prior to the Open of Business on the second Business Day preceding the Ex-Date for such dividend or distribution; and
FMV =	the Fair Market Value of the portion of such dividend or distribution applicable to one share of Common Stock as of the Open of Business on the Ex-Date for such dividend or distribution.

  Such decrease shall become effective immediately after the Open of Business on the Ex-Date for such dividend or distribution. In the event that such dividend or distribution is declared or announced but not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such distribution had not been declared or announced.

          (d)    Tender or Exchange Offer.    The payment in respect of any tender offer or exchange offer by the Company for outstanding Common Stock on a pro rata basis, where the cash and Weighted Average Price of any other consideration included in the payment per share of the Common Stock exceeds the Weighted Average Price of a share of Common Stock as of the Open of Business on the second Business Day preceding the expiration date of the tender or exchange offer (the "Offer Expiration Date"), in which event the Exercise Price will be adjusted based on the following formula:

where:
E1 =	the Exercise Price in effect immediately after the Close of Business on the Offer Expiration Date;
E0 =	the Exercise Price in effect immediately prior to the Close of Business on the Offer Expiration Date;
N0 =	the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer (prior to giving effect to the purchase or exchange of shares);
N1 =	the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer (after giving effect to the purchase or exchange of shares);
A =	the aggregate cash and Weighted Average Price of any other consideration payable for shares of Common Stock purchased in such tender offer or exchange offer; and
P =	the Weighted Average Price of a share of Common Stock as of the Open of Business on the second Business Day preceding the Offer Expiration Date.

  An adjustment, if any, to the Exercise Price pursuant to this Section 2(d) shall become effective immediately after the Close of Business on the Offer Expiration Date. In the event that the Company or a Subsidiary of the Company is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Company or such Subsidiary is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such tender offer or exchange offer had not been made. Except as set forth in the preceding sentence, if the application of this Section 2(d) to any tender offer or exchange offer would result in an increase in the Exercise Price, no adjustment shall be made for such tender offer or exchange offer under this Section 2(d).

          (e)    Multiple Adjustments.    If any single action would require adjustment of the Exercise Price pursuant to more than one subsection of this Section 2, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest, relative to the rights and interests of the registered holders of the Warrants then outstanding, absolute value. For the purpose of calculations pursuant to this Section 2, the number of shares of Common Stock outstanding shall be based solely on the number of shares of Common Stock outstanding on the applicable date of determination, without giving effect to the conversion of any Convertible Securities outstanding as of such date.

          (f)    Tax Adjustments.    The Company may from time to time, to the extent permitted by law, decrease the Exercise Price and/or increase the number of Warrants held by the Holder hereunder by any amount for any period of at least twenty (20) days. In that case, the Company shall give the Holder at least ten (10) days' prior written notice of such increase or decrease, and such notice shall state the decreased Exercise Price and/or increased number of Warrant Shares and the period during which the decrease and/or increase will be in effect. The Company may make such decreases in the Exercise Price, in addition to those set forth in this Section 2, as the Company deems advisable, including to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

          (g)    Adjustment Timing.    Notwithstanding anything to the contrary set forth in this Section 2 or any other provision of this Warrant, if an Exercise Price adjustment becomes effective on any Ex-Date, and a Holder that has exercised this Warrant on or after such Ex-Date and on or prior to the related Record Date would be treated as the record holder of the Common Stock on or prior to such Record Date, then, the Exercise Price adjustment relating to such Ex-Date will not be made for such exercising Holder. Instead, such Holder will be treated as if it were the record owner of shares of Common Stock on an un-adjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

        3.    ADJUSTMENTS TO NUMBER OF WARRANTS.    Concurrently with any adjustment to the Exercise Price under Section 2 (other than Section 2(b)), the number of Warrant Shares hereunder will be adjusted such that the number of Warrant Shares in effect immediately following the effectiveness of such adjustment will be equal to the number of Warrant Shares in effect immediately prior to such adjustment, multiplied by a fraction, (i) the numerator of which is the Exercise Price in effect immediately prior to such adjustment, and (ii) the denominator of which is the Exercise Price in effect immediately following such adjustment.

        4.    PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

          (a)    Purchase Rights.    If at any time prior to the Expiration Date the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to all of the record holders of any class of shares of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant, assuming a Cash Exercise for Common Stock (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          (b)    Fundamental Transactions.    Upon the occurrence of any Fundamental Transaction in which the Company is neither the Successor Entity nor the Parent Entity of the Successor Entity, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive shares of stock, securities, cash, assets or any other property with respect to or in exchange for shares of Common Stock, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of such Fundamental Transaction, in lieu of, or in addition to, the shares of the Common Stock (or other share of stock, securities, cash, assets or other property purchasable upon the exercise of the Warrant prior to such Fundamental Transaction), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights), if any, that the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been exercised immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive shares of stock, securities, cash, assets or any other property with respect to or in exchange for shares of Common Stock, the Company shall make appropriate provision to ensure that the Holder will thereafter have the right to receive upon exercise of this Warrant within thirty (30) days after the consummation of the Fundamental Transaction but, in any event, prior to the Expiration Date, in lieu of, or in addition to, the Warrant Shares (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Warrant been exercised immediately prior to such Fundamental Transaction.

        5.    RESERVATION OF WARRANT SHARES.    The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved shares of Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, at least a number of shares of Common Stock equal to 100% of the number of shares of Common Stock which are then issuable and deliverable upon the Cash Exercise of this entire Warrant for shares of Common Stock, assuming a Cash Exercise of the Warrant (the "Required Reserve Amount"), free from preemptive or any other contingent purchase rights of Persons other than the Holder (taking into account the adjustments and restrictions in Section 2). The Company covenants that all shares of Common Stock so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such actions as may be reasonably necessary, including but not limited to seeking stockholder approval, to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any Eligible Market upon which the Common Stock may be listed.

        6.    INSUFFICIENT AUTHORIZED SHARES.    If at any time while this Warrant remains outstanding the Company does not have reserved for issuance upon exercise of this Warrant at least the then Required Reserve Amount (an "Authorized Share Failure"), then the Company shall immediately take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for this Warrant then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than one hundred and twenty (120) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause the Board of Directors to recommend to the stockholders that they approve such proposal.

        7.    WARRANT HOLDER NOT DEEMED A STOCKHOLDER.    Except as otherwise specifically provided herein, the Holder, solely in such Person's capacity as a Holder, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person's capacity as a Holder, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

        8.    REGISTRATION AND REISSUANCE OF WARRANTS.

          (a)    Registration of Warrant.    The Company shall register this Warrant, upon the records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary. The Company shall also register any transfer, exchange, reissuance or cancellation of any portion of this Warrant in the Warrant Register. This Warrant shall automatically be cancelled at 11:59:01 p.m., New York time, on the Expiration Date and upon such cancellation, the Company shall register the cancellation of this Warrant in the Warrant Register.

          (b)    Transfer of Warrant.    This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, except as may otherwise be required by applicable securities laws. Subject to applicable securities laws, if this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, together with all applicable transfer taxes and all additional documentation (including, without limitation, an opinion of counsel reasonably satisfactory to the Company) reasonably requested by the Company to confirm that any such transfer of this Warrant complies with applicable securities laws, whereupon the Company will promptly issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 8(e)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 8(e)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred. The acceptance and execution of the new Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the new Warrant that the Holder has in respect of this Warrant.

          (c)    Lost, Stolen or Mutilated Warrant.    Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, if requested by the Company, of any indemnification undertaking by the Holder to the Company in customary form by the Holder to the Company (but without the requirement to post a bond) and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 8(e)) representing the right to purchase the Warrant Shares then underlying this Warrant.

          (d)    Exchangeable for Multiple Warrants.    This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, together with all applicable transfer taxes, for a new Warrant or Warrants (in accordance with Section 8(e)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that the Company shall not be required to issue new Warrants for fractional Warrant Shares hereunder.

          (e)    Issuance of New Warrants.    Whenever the Company or its Transfer Agent, as directed by the Company, is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall (i) be of like tenor with this Warrant, (ii) represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 8(b) or Section 8(c) , the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) have an issuance date, as indicated

  on the face of such new Warrant which is the same as the Issuance Date and (iv) have the same terms and conditions as this Warrant.

        9.    NOTICES.    Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in writing, (a) if delivered from within the domestic United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or email or (b) if delivered from outside the United States, by International Federal Express or by facsimile or email and (c) will be deemed given (i) if delivered by first-class registered or certified domestic mail, three (3) Business Days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after so mailed, (iii) if delivered by International Federal Express, two (2) Business Days after so mailed, and (iv) if delivered by facsimile, upon electronic confirmation of receipt, or email, upon receipt, and will be delivered and addressed as follows:

  (a)
  If to the Company, to

    Leap Therapeutics, Inc.
    47 Thorndike St, Suite B1-1
    Cambridge, MA 02141
    Facsimile number: 617-588-1606
    Email address: PIPEnotices@leaptx.com
    Attn: Chief Financial Officer

  (b)
  If to the Holder, to

    [Purchaser].

        The Company shall give written notice to the Holder (i) reasonably promptly following any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation; provided, that in each case, such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder; and provided, further, that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporation action required to be specified in such notice. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Warrant, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its subsidiaries, the Company shall contemporaneously with any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise in accordance with applicable laws. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its subsidiaries.

        10.    NONCIRCUMVENTION.    The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or Bylaws, each as currently in effect, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) shall use all reasonable efforts to take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

        11.    AMENDMENT AND WAIVER.    Except as otherwise provided herein, the provisions of this Warrant may not be modified, amended or waived except pursuant to an instrument in writing signed by the Company and the Holder. The Company may not take any action herein prohibited, or omit to perform any act herein required to be performed by it without the written consent of the Holder and the Holder may not take any action herein prohibited, or omit to perform any act herein required to be performed by it without the written consent of the Company.

        12.    GOVERNING LAW; WAIVER OF JURY TRIAL.    This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. THE COMPANY AND THE HOLDER EACH HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

        13.    CONSTRUCTION; HEADINGS.    This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

        14.    DISPUTE RESOLUTION.    In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via email or facsimile within two (2) Trading Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within five (5) Trading Days after such disputed determination or arithmetic calculation is submitted to the Holder, then the Company shall, within two (2) Trading Days, submit via email or facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company's independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten (10) Trading Days after the date that such investment bank or accountant, as the case may be, receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. The expenses of the investment bank and accountant will be borne by the Company unless the investment bank or accountant determines that the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares by the Holder was incorrect, in which case the expenses of the investment bank and accountant will be borne by the Holder.

        15.    REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.    The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief). The Company acknowledges that a breach by it of its obligations hereunder may cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to seek an injunction restraining any breach, specific performance and any other relief that may be available from a court of competent jurisdiction, and in any case no bond or other security shall be required in connection therewith.

        16.    CERTAIN DEFINITIONS.    For purposes of this Warrant, the following terms shall have the following meanings:

  (a)
  "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that "control" of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

  (b)
  "Bloomberg" means Bloomberg Financial Markets.

  (c)
  "Board of Directors" means the Board of Directors of the Company.

  (d)
  "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York are open for the general transaction of business.

  (e)
  "Code" means the U.S. Internal Revenue Code of 1986, as amended (including any successor statute).

  (f)
  "Common Stock" means (i) the Company's shares of Common Stock, $0.001 par value per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

  (g)
  "Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

  (h)
  "Effective Consideration" means the amount paid or payable to acquire shares of Common Stock (or in the case of Convertible Securities, the amount paid or payable to acquire the Convertible Security, if any, plus the exercise price for the underlying Common Stock).

  (i)
  "Eligible Market" means the Principal Market, The New York Stock Exchange, Inc., the NYSE American LLC, The Nasdaq Stock Market, or the OTC Bulletin Board.

  (j)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (k)
  "Fair Market Value" means, as of the applicable date of determination, the fair market value of a dividend or distribution as determined reasonably and in good faith by the Board of Directors and the Holder; provided, that if the Board of Directors and the Holder cannot mutually agree on a determination of Fair Market Value within 30 days of the Ex-Date, the Fair Market Value shall be determined by an independent appraiser selected by the Board of Directors and reasonably satisfactory to the Holder (the "Appraiser"). The determination of Fair Market Value by the Appraiser shall be final and binding upon the parties hereto, absent fraud or manifest error, and the Company shall pay the fees and expenses of the Appraiser.

  (l)
  "Fundamental Transaction" means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its "significant subsidiaries" (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its shares of Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock purchase or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its shares of Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock not held by all such Subject Entities as of the date of this Warrant calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their Common Stock without approval of the stockholders of the Company, or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance by the Company of or the entering by the Company into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

  (m)
  "Group" means a "group" as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

  (n)
  "Options" means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

  (o)
  "Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

  (p)
  "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

  (q)
  "Principal Market" means the NASDAQ Global Market.

  (r)
  "Record Date" means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such Cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

  (s)
  "Securities Purchase Agreement" means that certain securities purchase agreement, dated January 3, 2020, by and among the Company and the Purchasers named therein.

  (t)
  "Standard Settlement Period" means the standard settlement period, expressed in a number of Trading Days, on the Company's primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Exercise Notice.

  (u)
  "Successor Entity" means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

  (v)
  "Subject Entity" means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

  (w)
  "Subsidiary" means, as to any Person, any corporation, partnership, limited liability company or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or other interests having by their terms voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly beneficially owned or controlled by such party or by any one or more of its subsidiaries, or by such party and one or more of its subsidiaries.

  (x)
  "Trading Day" means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

  (y)
  "Transfer Agent" means Continental Stock Transfer & Trust Company, or any other successor Person appointed to act in the capacity of transfer agent of the Company.

  (z)
  "Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg through its "Volume at Price" function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the OTC Pink Market maintained by OTC Markets Group Inc. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 14 with the term "Weighted Average Price" being substituted for the term "Exercise Price." All such determinations shall be appropriately adjusted for any share dividend, share split or other similar transaction during such period.

  (aa)
  "Warrant Shares" means, fully paid and nonassessable shares of Common Stock.

[Signature Page Follows]

        IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

LEAP THERAPEUTICS, INC.
By:
Name:
Title:

Accepted as of the date first written above:
[HOLDER]
By:
Name:
Title:

[Signature Page to Series B Coverage Warrant]

WARRANT HOLDERS

Investor	Warrants

Total

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT TO PURCHASE COMMON STOCK

LEAP THERAPEUTICS, INC.

        The undersigned holder hereby exercises the right to purchase [                ] shares of Common Stock ("Warrant Shares") of Leap Therapeutics, Inc., a Delaware corporation (the "Company"), evidenced by the attached Warrant to Purchase Common Stock (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

        1.    Exercise Price.    The Holder intends that payment of the Exercise Price shall be made as (check one):

        ☐ Cash Exercise under Section 1(a).

        ☐ Cashless Exercise under Section 1(d).

        2.    Cash Exercise.    If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $[                ] to the Company in accordance with the terms of the Warrant.

        3.    Delivery of Warrant Shares.    The Company shall deliver to the holder Warrant Shares in accordance with the terms of the Warrant. If the shares are to be delivered electronically, please complete the Depositary information below.

        4.    Representations and Warranties.    By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended) permitted to be owned under Section 4(a) of this Warrant to which this notice relates.

DATED:
(Signature must conform in all respects to name of the Holder as specified on the face of the Warrant)
Registered Holder
Address:
If shares are to be delivered electronically: Broker name: Broker Depositary account #: Account at Broker shares are to be delivered to:

ACKNOWLEDGMENT

        The Company hereby acknowledges this Exercise Notice.

LEAP THERAPEUTICS, INC.
By:
Name:
Title:

15354_ Leap Therapeutics_Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet or Telephone – QUICK EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail LEAP THERAPEUTICS, INC. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on March 4, 2020. INTERNET/MOBILE — www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PHONE — 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, AND 3. Please mark your votes like this 1. Approval of Charter Amendment. FOR AGAINST ABSTAIN 3. Approval of Private Placement Issuance Proposal. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 2. Authorization to Adjourn the Special Meeting. CONTROL NUMBER Signature Signature, if held jointly Date , 2020. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. X PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

15354_ Leap Therapeutics_Back Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Shareholders The Proxy Statement is available at: http://www.cstproxy.com/leaptx/sm2020 FOLD HEREDO NOT SEPARATEINSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS LEAP THERAPEUTICS, INC. The undersigned appoints Christopher K. Mirabelli and Douglas E. Onsi, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Leap Therapeutics, Inc. held of record by the undersigned at the close of business on January 17, 2020 at the Special Meeting of Stockholders of Leap Therapeutics, Inc. to be held on March 5, 2020, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. HIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)